SIT MUTUAL FUNDS

                                   BOND FUNDS

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2000




                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND






                      [LOGO] SIT INVESTMENT ASSOCIATES
                             -------------------------
                                 SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                          BOND FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

Chairman's Letter                                                             2

Performance Summary                                                           4

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Money Market Fund                                                    6

         U.S. Government Securities Fund                                     10

         Tax-Free Income Fund                                                16

         Minnesota Tax-Free Income Fund                                      32

         Bond Fund                                                           44

Notes to Portfolios of Investments                                           48

Statements of Assets and Liabilities                                         49

Statements of Operations                                                     50

Statements of Changes in Net Assets                                          52

Notes to Financial Statements                                                54

Financial Hightlights                                                        58

List of Directors and Officers                                               63

A Look at Sit Mutual Funds                                                   64



         This document must be preceded or accompanied by a Prospectus.

[PHOTO]  SIT MUTUAL FUNDS
         SIX MONTHS ENDED SEPTEMBER 30, 2000
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER

Dear fellow shareholders:

The Federal Reserve raised the federal funds rate by +0.50% to 6.50% on May 16th, 2000. This increase was the Fed's sixth in a series of tightening moves totaling +1.75% that began on June 30, 1999 in its continued efforts to moderate strong economic growth. The Fed has kept short-term interest rates unchanged since mid-May, but has maintained its bias against inflation since early February. Fed policy has caused money market yields to trend higher. However, longer-term bond yields have declined as the U.S. Treasury has purchased longer-maturity bonds to reduce debt, contributing to strongly positive returns for bond investors year-to-date.

ECONOMIC OVERVIEW

Economic activity has moderated from the torrid pace of the first half of the year, but figures still suggest solid growth. The first estimate of real GDP growth for 3Q00 was reported at a +2.7% annualized rate, compared with +5.6% in 2Q00 and +4.8% in 1Q00. Real final sales grew at +2.7% in the third quarter, compared with +3.9% in the second quarter and +6.7% in the first quarter. Consumer spending, which accounts for two-thirds of GDP, accelerated to +4.5% in the third quarter from +3.1% in the second quarter, but was still much less than the +7.6% rate in 1Q00. The personal savings rate fell to an all time low of -0.2%, compared to +0.3% last quarter. However, the savings rate is distorted as it includes taxes paid on capital gains as spending, and does not include the realized gains as income.

Other sectors of the economy continue to show slowing momentum. Business investment, particularly spending on technology, remains positive, but has moderated considerably since the beginning of the year from +21.0% in 1Q00 to +14.6% in 2Q00 and +6.9% in 3Q00. Third quarter growth was also offset by a contraction in government spending, which fell -3.6%, led by a -10.1% drop in federal spending, after swinging from -1.1% in 1Q00 to +4.8% in 2Q00 (with federal spending rising +17.2%). In addition, residential investment contracted -9.2%, compared with +1.3% in the second quarter and +3.2% in the first quarter, reflecting a continued cooling in activity from peak levels earlier in the year. International trade remained a drag on growth in the third quarter, but export growth in the third quarter outpaced import growth for the first time since 4Q98. Other economic measures also confirm moderation in economic activity. September industrial production rose +0.2%, compared with +0.3% in August and +0.4% in July. In addition, the National Association of Purchasing Management's
(NAPM) composite index remains below the neutral 50 level. We believe that real GDP should continue at a more sustainable pace of +3.0% to +3.5% into the year 2001.

Producer and consumer price inflation appear under control, but we expect inflation to trend higher over the next few quarters, primarily due to higher energy costs and a leveling-off in record-setting productivity growth. Though consumers are seeing higher gas and electricity bills, prices of goods have been remarkably unaffected as manufacturers have not been able to pass on higher energy costs and, instead, are finding other places to cut costs. We believe inflation will peak at around +3.5% and then begin to abate by spring 2001. The unemployment rate remains at a record low 3.9%, and we are monitoring labor cost trends closely. Other inflation indicators, including the GDP deflator, show that inflation remains contained.

The weak euro and higher energy prices may actually aid the U.S. economy in achieving a soft landing by slowing corporate profit growth. The euro has continued to hit new lows in recent weeks, despite joint intervention from central banks in late September. The U.S. dollar continues to strengthen and is +8.4% higher on a trade-weighted basis than a year ago. While the weak euro could make U.S. exports less trade-competitive, a strong U.S. currency is anti-inflationary and attracts foreign capital.

Much of future fiscal policy depends on the outcome of the November elections. The presidential race continues to tighten, resulting in the closest race since 1980 and

----------------------------------------------------------------------- [LOGO]


perhaps 1960. Republicans are likely to lose several seats in the House and Senate, but retain majorities. The fiscal 2000 federal budget surplus of $237 billion was nearly double last year's $124.4 billion. The ability to sustain surpluses in the future depends on a return to fiscal discipline, which has lapsed in the past two years, and a continued healthy economy.

STRATEGY SUMMARY

The Federal Reserve left the federal funds rate unchanged at 6.50% at its meeting on October 3rd. We believe that the Fed is done tightening and that the series of six rate hikes made between June 1999 and May 2000 will be sufficient to achieve the Fed's desired "soft landing" and to keep inflation in check. The weak euro and higher energy prices are also expected to help moderate growth.

Yields on 30-year Treasury bonds, which rallied earlier in the year sparked by the Treasury Department's decision to repurchase long-term Treasury debt, have remained in a narrow range in recent months. Short-to-intermediate maturity Treasury yields have fallen 20-50 basis points to year-to-date lows as signs of economic slowing have emerged, causing the yield curve to become less inverted in recent months. Yield curves for other taxable sectors remain more positively sloped. Corporate bond yields have been relatively high since January as heavy issuance and concerns over a slower economy have widened the incremental yields demanded by investors from that sector. The best-performing sectors in recent months have included asset-backeds and mortgages, which have benefited from their high quality, relatively short durations and more than 1.0% yield advantage over Treasuries. Our taxable bond funds continue to underweight Treasuries, yet maintain their AAA average quality rating. Portfolio durations are near those of their respective benchmarks and are positioned to benefit from a steepening yield curve.

Municipal yields declined to 12-month lows in August, benefiting from lower issuance this year and from strong demand from direct individual purchasers of bonds. Municipal indices have provided competitive returns relative to most taxable bond indices year-to-date. The municipal yield curve remains positively sloped, although it has flattened in shape since January. Municipals continue to appear cheaply valued when compared to Treasuries, but look overvalued when compared to agencies and corporates. As we anticipated, hospital bonds are providing one of the strongest returns among revenue bond sectors this year, recouping some of last year's underperformance. Hospitals are seeing some improvement from operating margin pressures last year, and our focus remains on issuers that are sole community providers, are financially flexible and have strong managements. Housing has lagged due to its more stable price characteristics. Yields offered by lower-rated investment grade municipals remain attractive, as quality spreads are still wide, and we continue to monitor credits closely. Municipals in the 8-15 year maturity range continue to offer the most attractive risk/reward opportunities. We believe municipals are an attractive complement to other asset classes in the economic environment we foresee ahead.

We believe our continued focus on high current income and relative stability of principal value will help provide attractive incremental returns for shareholders over the longer term. We appreciate your continued interest in the Sit Mutual Funds and look forward to helping you achieve your long-term investment goals.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS

   The Federal Reserve raised the federal funds rate by +0.50% to 6.50% on May 16, 2000 in its continued efforts to moderate strong economic growth. This increase was the Fed's sixth in a series of tightening moves totaling +1.75% that began on June 30, 1999. The Fed has kept short-term interest rates unchanged since mid-May, but has maintained its bias against "inflation" since early February. Money market yields continued to trend higher, with 3-month T-bill yields increasing from 5.86% to 6.22% during the six-month period ended September 29, 2000.
   Treasury bond yields peaked in mid-May, giving back some of the rally that was initially sparked by the Treasury Department's decision to reduce debt by purchasing long-term Treasuries. The 30-year Treasury yield has remained in a relatively narrow range and ended the six month period just +0.04% higher at 5.88%. As signs of slower economic growth have become evident in recent months, short-to-intermediate maturity Treasury yields have fallen 20-50 basis points to year-to-date lows, causing the yield curve to become less inverted. Yield curves for other sectors of the taxable bond market remain more positively sloped. Intermediate duration sectors outperformed during the period. Mortgages, with their yield advantage, posted the highest returns, and asset-backeds and agencies also performed well. Corporate bond yields have remained relatively high since the beginning of the year as heavy issuance and concerns over a slower economy have widened the incremental yields demanded by investors from that sector, causing it to underperform.
   Municipal yields declined and the yield curve remains positively sloped. The yield on the Bond Buyer 40-Bond Index fell -0.15% during the period to 5.82%. Municipals benefited from lower issuance this year and from strong demand from direct individual purchasers of bonds. Municipal indices underperformed taxable indices due to their longer durations and their lower (before tax) income return. Among revenue bond sectors, hospitals have posted the strongest returns, recouping some of last year's underperformance, while housing lagged due to its more stable price characteristics. Municipals continue to appear cheaply valued when compared to Treasuries, but look overvalued when compared to agencies and corporates. Yields offered by lower-rated investment grade municipals remain attractive, however, as quality spreads are still wide. Municipals in the 8-15 year maturity range continue to offer the most attractive risk/reward opportunities.

                                               1991           1992
                                              -------------------------
SIT MONEY MARKET FUND (1)                      --             --
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND               12.87%          5.43%
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                       9.25           7.71
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
    INCOME FUND                                --             --
-----------------------------------------------------------------------
SIT BOND FUND                                  --             --
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                     --             --
LEHMAN INTER. GOVERNMENT BOND INDEX           14.11           6.93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX            11.41           7.62
LEHMAN AGGREGATE BOND INDEX                    --             --

                                             NASDAQ
                                             SYMBOL        INCEPTION
                                             ------        ---------
SIT MONEY MARKET FUND                        SNIXX         11/01/93
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND              SNGVX         06/02/87
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                     SNTIX         09/29/88
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND           SMTFX         12/01/93
-----------------------------------------------------------------------
SIT BOND FUND                                SIBOX         12/01/93
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                                 11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                        05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                         09/30/88
LEHMAN AGGREGATE BOND INDEX                                11/30/93

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 9/30/00.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/00 was 6.14%.
(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.51%, 7.84%, 8.45% and 8.96%, respectively (Income subject to state tax, if any).

----------------------------------------------------------------------- [LOGO]

  TOTAL RETURN - CALENDAR YEAR
                                                                                  YIELD
                                                                     YTD          AS OF   DISTRIBUTION
  1993       1994      1995     1996     1997     1998      1999     2000        9/30/00     RATE(3)
--------------------------------------------------------------------------      ----------------------
  0.46%(2)   3.84%     5.58%    5.08%    5.22%    5.17%     4.79%    4.44%        6.32%(4)
------------------------------------------------------------------------------------------------------
  7.34       1.77     11.50     4.99     8.19     6.52      1.37     5.54         6.21        6.14%
------------------------------------------------------------------------------------------------------
 10.42      -0.63     12.86     5.69     9.87     6.29     -4.01     5.37         5.41(5)     5.32
------------------------------------------------------------------------------------------------------

  1.60(2)    0.63     11.90     5.89     8.19     6.14     -3.82     5.29         5.71(6)     5.40
------------------------------------------------------------------------------------------------------
  0.34(2)   -1.31     16.83     4.25     9.44     6.52     -0.34     5.20         6.63        6.53
------------------------------------------------------------------------------------------------------

  0.53(2)    4.47      5.98     5.27     5.32     5.01      4.88     4.53
  8.17      -1.75     14.41     4.06     7.72     8.49      0.49     6.26
  8.73      -1.28     11.65     4.22     6.38     5.84      0.74     4.81
  0.54(2)   -2.92     18.47     3.63     9.65     8.69     -0.82     7.12

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                               PERIODS ENDED SEPTEMBER 30, 2000
         TOTAL RETURN                  --------------------------------------------------
   QUARTER        SIX MONTHS                                                     SINCE
ENDED 9/30/00    ENDED 9/30/00          1 YEAR      5 YEARS      10 YEARS      INCEPTION
------------------------------         --------------------------------------------------
    1.56%             3.04%              5.78%        5.22%         --           5.00%
------------------------------------------------------------------------------------------------------
    2.19              3.95               6.03         5.91          7.00%        7.56
------------------------------------------------------------------------------------------------------
    2.57              3.74               3.65         5.23          6.36         6.63
------------------------------------------------------------------------------------------------------
    2.51              3.56               2.93         4.89          --           5.14
------------------------------------------------------------------------------------------------------
    3.00              3.86               5.10         5.77          --           5.84
------------------------------------------------------------------------------------------------------

    1.56              3.06               5.90         5.29          --           5.18
    2.68              4.55               6.21         6.06          7.23         7.56
    1.97              3.58               4.82         4.80          6.30         6.40
    3.01              4.81               6.99         6.47          --           6.29


(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.62%, 8.99%, 9.70% and 10.28%, respectively (Assumes the maximum Minnesota tax bracket of 8.0%).


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT MONEY MARKET FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2000
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Money Market Fund provided investors with a +1.56% return for the three months ended September 30, 2000, compared to a +1.46% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 70th of 376 funds in its Lipper peer group category for the third quarter of 2000. For the one year, three year, five year and since inception periods ended September 30, 2000, the Fund's performance ranked 84th of 362 funds, 72nd of 289 funds, 65th of 249 funds and 42nd of 185 funds, respectively, in its Lipper peer group. As of September 30, 2000, the Fund's 7-day compound yield was 6.32% and its average maturity was 27 days, compared to 6.35% and 29 days, respectively, at June 30, 2000.
   The Federal Reserve Board held the federal funds rate during the past quarter at 6.50%, in response to visibly slowing growth in the economy, commodity price inflation and tightness in labor markets. Three-month Treasury bill yields rose over the past quarter, ranging from 5.85% on June 30th to 6.32% by late August, finishing at 6.19% on September 30th. Current yield levels imply that the market is not expecting additional tightening by the Fed in the fourth quarter of 2000. Indeed, many investors now feel the Fed is done with its tightening for this cycle. Given the expected slowdown in the economy, we also believe the Fed is done tightening. The Fund anticipates maintaining an average maturity near 30 days over the near term.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity slows from a very strong level, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. However, certain issuers may experience some liquidity challenges over the coming months and we will increase our vigilance as market conditions warrant. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we hope to add top tier credits in the financial services and consumer non-durable industries to our list of permissible holdings.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

   An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                Net Asset Value   9/30/00:    $ 1.00 Per Share
                                  3/31/00:    $ 1.00 Per Share

                         Total Net Assets:   $152.8 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Diversified Finance    18.6
                      Consumer Loan Finance    15.6
                                     Energy    10.1
                       Captive Auto Finance     8.9
                                  Utilities     8.5
                      Consumer Non-Durables     5.5
              Technology/Business Equipment     5.4
                     Sectors 4.2% and Under    24.9
                    Cash & Other Net Assets     2.5

----------------------------------------------------------------------- [LOGO]


                          AVERAGE ANNUAL TOTAL RETURNS*

                    SIT MONEY       3-MONTH         LIPPER
                     MARKET      U.S. TREASURY       MONEY
                      FUND           BILL         MARKET AVG.
                    ---------    -------------    -----------

3 Month**             1.56%          1.56%            1.46%
6 Month**             3.04           3.06              n/a
1 Year                5.78           5.90             5.43
3 Year                5.25           5.27             4.94
5 Year                5.22           5.29             4.95
Inception             5.00           5.18             4.81
  (11/1/93)


                            CUMULATIVE TOTAL RETURNS*

                    SIT MONEY       3-MONTH         LIPPER
                     MARKET      U.S. TREASURY       MONEY
                      FUND           BILL         MARKET AVG.
                    ---------    -------------    -----------

1 Year                5.78%          5.90%            5.43%
3 Year               16.61          16.65            15.55
5 Year               28.95          29.38            27.34
Inception            40.15          41.85            38.43
  (11/1/93)


*AS OF 9/30/00.                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 9/30/00 would have grown to $14,015 in the Fund or $14,185 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                    LOWER OF MOODY'S, S&P,
                                                    FITCH OR DUFF & PHELPS
                                                         RATINGS USED.

                                   [PIE CHART]

                              First Tier Securities
                                      100%

                                          First Tier Securities   100%
                                          Second Tier Securities    0%

SIT MONEY MARKET FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (100.4%) (2)
   AUTO MANUFACTURER (4.2%)
                   Daimler Chrysler Hldgs.:
       1,500,000     6.58 %,11/1/00                           $1,491,280
       3,000,000     6.54 %,11/10/00                           2,977,894
       2,000,000     6.54 %,11/27/00                           1,979,184
                                                           --------------
                                                               6,448,358
                                                           --------------

   AUTOMOBILE RENTAL (2.6%)
                   Hertz Corp.:
       1,500,000     6.61 %,10/12/00                           1,496,740
       1,200,000     6.56 %,11/21/00                           1,188,803
       1,300,000     6.56 %,11/22/00                           1,287,655
                                                           --------------
                                                               3,973,198
                                                           --------------

   BANKING (4.2%)
                   Citicorp:
       1,500,000     6.53 %,10/3/00                            1,499,189
       2,000,000     6.55 %,10/18/00                           1,993,510
       1,000,000     6.54 %,10/23/00                             995,854
       2,000,000     6.56 %,11/3/00                            1,987,741
                                                           --------------
                                                               6,476,294
                                                           --------------

   CAPITAL GOODS (3.9%)
                   John Deere B.V.:
       2,996,000     6.56 %,10/26/00                           2,981,936
       3,000,000     6.56 %,10/27/00                           2,985,375
                                                           --------------
                                                               5,967,311
                                                           --------------

   CAPTIVE AUTO FINANCE (8.9%)
                   Ford Motor Credit Corp.:
       1,550,000     6.61 %,10/5/00                            1,548,596
       1,000,000     6.57 %,10/6/00                              998,917
       1,000,000     6.57 %,10/20/00                             996,394
       2,000,000     6.54 %,10/24/00                           1,991,347
       1,000,000     6.57 %,11/17/00                             991,400
                   General Motors Acceptance Corp.:
       2,000,000     6.58 %,10/5/00                            1,998,190
       1,000,000     6.60 %,10/6/00                              998,915
       1,500,000     6.60 %,10/10/00                           1,497,288
       1,000,000     6.62 %,10/17/00                             996,926
         653,000     6.59 %,11/15/00                             647,551
       1,000,000     6.58 %,11/27/00                             989,528
                                                           --------------
                                                              13,655,052
                                                           --------------

   CAPTIVE EQUIPMENT FINANCE (4.2%)
       2,000,000   IBM Credit Corp.,
                     6.54 %,10/4/00                            1,998,560
                   John Deere Capital Corp.:
       2,000,000     6.59 %,10/11/00                           1,995,667
       2,000,000     6.59 %,10/12/00                           1,996,028
         500,000     6.54 %,11/13/00                             496,046
                                                           --------------
                                                               6,486,301
                                                           --------------

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
   CONSUMER LOAN FINANCE (15.6%)
                   American Express Credit Corp.:
       1,000,000     6.54 %,10/3/00                              999,460
       3,000,000     6.54 %,10/19/00                           2,989,724
                   American General Financial Corp.:
       1,000,000     6.55 %,10/10/00                             998,200
       2,000,000     6.55 %,10/31/00                           1,988,840
       2,000,000     6.55 %,11/14/00                           1,983,800
       1,500,000     6.54 %,11/15/00                           1,487,599
       7,000,000   Household Finance Corp.,
                     6.65 %,10/2/00                            6,997,414
                   Wells Fargo Financial, Inc.:
       1,000,000     6.56 %,11/8/00                              992,969
       1,500,000     6.56 %,11/9/00                            1,489,183
       2,000,000     6.59 %,11/17/00                           1,982,693
       2,000,000     6.57 %,11/30/00                           1,978,040
                                                           --------------
                                                              23,887,922
                                                           --------------

   CONSUMER NON-DURABLES (5.5%)
       1,909,000   Coca Cola Co.,
                     6.54 %,10/17/00                           1,903,168
                   Coca Cola Enterprises:
       3,500,000     6.56 %,11/7/00  (5)                       3,476,071
       3,000,000     6.55 %,11/20/00 (5)                       2,972,503
                                                           --------------
                                                               8,351,742
                                                           --------------

   DIVERSIFIED FINANCE (18.6%)
                   Associates Corp. N.A.:
       1,600,000     6.55 %,10/16/00                           1,595,392
       2,300,000     6.56 %,10/30/00                           2,287,580
                   Associates First Capital B.V.:
       1,000,000     6.56 %,10/6/00                              998,913
       1,000,000     6.65 %,10/16/00                             997,093
       2,000,000     6.57 %,10/23/00                           1,991,707
       2,000,000     6.57 %,10/24/00                           1,991,347
                   CIT Group Holdings, Inc.:
       1,000,000     6.57 %,10/25/00                             995,493
       1,000,000     6.57 %,10/26/00                             995,313
       1,500,000     6.58 %,11/8/00                            1,489,454
       1,000,000     6.53 %,11/13/00                             992,104
       1,000,000     6.57 %,12/4/00                              988,318
                   General Electric Capital Corp.:
       1,500,000     6.63 %,10/13/00                           1,496,463
       1,000,000     6.58 %,11/3/00                              993,871
       2,000,000     6.59 %,11/6/00                            1,986,659
       1,000,000     6.54 %,11/16/00                             991,553
       1,200,000     6.55 %,11/22/00                           1,188,570

----------------------------------------------------------------------- [LOGO]

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
       1,000,000     6.55 %,10/10/00                             998,200
       1,000,000     6.57 %,10/25/00                             995,493
       1,000,000     6.58 %,10/27/00                             995,140
       1,500,000     6.58 %,11/3/00                            1,490,806
       1,015,000     6.54 %,11/15/00                           1,006,609
       1,000,000     6.54 %,11/16/00                             991,553
                                                           --------------
                                                              28,457,631
                                                           --------------

   ENERGY (10.1%)
                   Chevron UK Investment:
       2,000,000     6.57 %,10/18/00                           1,993,149
       2,000,000     6.57 %,10/19/00                           1,992,789
       2,000,000     6.57 %,10/20/00                           1,993,510
       2,000,000   Exxon Mobil Australia, 6.53%, 10/2/00       1,999,281
                   Exxon Project Investment Co.:
       1,500,000     6.55 %,11/13/00                           1,488,120
       1,500,000     6.56 %,11/17/00                           1,487,040
                   Texaco, Inc.:
       2,500,000     6.54 %,10/13/00                           2,494,159
       2,000,000     6.53 %,10/20/00                           1,992,800
                                                           --------------
                                                              15,440,848
                                                           --------------

   FINANCIAL SERVICES (4.2%)
                   Transamerica Finance Corp.:
       2,300,000     6.54 %,10/24/00                           2,290,018
       1,000,000     6.68 %,10/26/00                             995,255
       2,000,000     6.55 %,11/6/00                            1,986,680
       1,200,000     6.55 %,11/9/00                            1,191,360
                                                           --------------
                                                               6,463,313
                                                           --------------

   RETAIL (4.2%)
                   Wal-Mart Stores, Inc.:
       1,500,000     6.58 %,10/11/00                           1,497,025
       1,000,000     6.53 %,11/14/00                             991,925
       2,000,000     6.53 %,11/21/00                           1,981,338
       2,000,000     6.55 %,11/28/00                           1,978,826
                                                           --------------
                                                               6,449,114
                                                           --------------

   TECHNOLOGY/BUSINESS EQUIPMENT (5.4%)
       2,300,000   IBM Corp., 6.55%, 11/1/00                   2,286,711
                   Lucent Technologies, Inc.:
       4,000,000     6.65 %,10/2/00                            3,998,522
       2,000,000     6.53 %,10/4/00                            1,998,562
                                                           --------------
                                                               8,283,795
                                                           --------------

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
   UTILITIES (8.5%)
                   AT&T Corp.:
       1,300,000     6.58 %,10/3/00                            1,299,296
       2,278,000     6.53 %,10/13/00                           2,272,661
       1,000,000     6.58 %,10/25/00                             995,493
       2,000,000     6.58 %,11/1/00                            1,988,471
                   BellSouth Telecommunications, Inc.:
       2,000,000     6.52 %,10/2/00                            1,999,281
       2,100,000     6.55 %,10/27/00                           2,089,794
       2,370,000     6.56 %,11/2/00                            2,355,944
                                                           --------------
                                                              13,000,940
                                                           --------------


Total commercial paper
   (cost:  $153,341,819)                                     153,341,819
                                                           --------------

Total investments in securities
   (cost:  $153,341,819) (7)                                $153,341,819
                                                           ==============


         See accompanying notes to portfolios of investments on page 48.

[PHOTO]  SIT U.S. GOVERNMENT SECURITIES FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2000
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit U.S. Government Securities Fund provided investors with a +3.9% return for the 6 months ended September 30, 2000, compared to a +4.5% return of the Lehman Intermediate Government Bond Index. For the 12 months ending September 30, the Fund's total return was +6.0%, versus +6.1% for the Lipper U.S. Government Fund Average, and +6.2% for the Lehman Index. The Fund holds a 5-star overall rating by Morningstar in the taxable bond category which includes 1,741 funds as of September 30, 2000.
   The U.S. Treasury yield curve steepened significantly during the third quarter after changing very little during the second quarter. Shorter maturity Treasuries declined 20-40 basis points in yield, while the 30-year Treasury yield ended the quarter essentially unchanged. This yield curve shift was the result of the market's perception of a slowing economy and an approaching end to the Federal Reserve's recent series of interest rate hikes. The Fund's U.S. Treasury holdings provided the highest returns over the last six months as Treasury buybacks by the government and investor demand for high quality securities drove up prices. However, mortgage securities performed as well as Treasuries during the third quarter.
   Investment activity for the period included slightly increasing the portfolio weighting of collateralized mortgage obligations (CMO's) to obtain high yields as well as provide protection against potential faster prepayments of the underlying mortgages. Treasury Inflation Protected Securities (TIPS) were also purchased during the period to take advantage of monthly spikes in inflation rates. The principal of these securities increases at the rate of CPI while also paying a fixed coupon. The TIPS were sold late in the quarter as the monthly inflation rates declined substantially. As oil prices remain volatile, monthly inflation will likely fluctuate and we expect future investment opportunities in TIPS on a periodic basis.
   Looking ahead, we expect a slight decrease in short-term rates and little change in longer-term rates due to a slowing economy and moderate inflation. As the Federal Reserve contemplates the possibility of lowering short-term rates, as opposed to the recent series of increases, we expect government securities that offer high levels of current income, such as mortgage pass-throughs and CMO's, to provide the most attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

                Net Asset Value   9/30/00:    $10.29 Per Share
                                  3/31/00:    $10.22 Per Share
                         Total Net Assets:   $139.8 Million
                         30-day SEC Yield:      6.21%
               12-Month Distribution Rate:      6.14%
                         Average Maturity:     15.5 Years
                       Effective Duration:      3.4 Years(2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           GNMA Pass-Through   32.0
         Collateralized Mortgage Obligations   31.7
                          FHLMC Pass-Through   14.8
                           FNMA Pass-Through   13.6
                               U.S. Treasury    7.3
                     Cash & Other Net Assets    0.6

----------------------------------------------------------------------- [LOGO]


                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT
                    U.S. GOV'T.       LEHMAN         LIPPER
                    SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                       FUND        BOND INDEX       FUND AVG.
                    ----------    -------------    -----------

3 Month**               2.19%         2.68%           2.70%
6 Month**               3.95          4.55             n/a
1 Year                  6.03          6.21            6.12
5 Year                  5.91          6.06            5.38
10 Year                 7.00          7.23            7.05
Inception               7.56          7.56            7.09
  (6/2/87)


                            CUMULATIVE TOTAL RETURNS*

                        SIT
                    U.S. GOV'T.       LEHMAN         LIPPER
                    SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                       FUND        BOND INDEX       FUND AVG.
                    ----------    -------------    -----------

1 Year                  6.03%         6.21%           6.12%
5 Year                 33.26         34.19           29.95
10 Year                96.67        101.03           97.69
Inception             164.44        164.37          149.49
  (6/2/87)


*AS OF 9/30/00.                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 9/30/00 would have grown to $26,444 in the Fund or $26,437 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                                  The Adviser's estimates of
                                                  the dollar weighted average
                                                  life of the portfolio's
                                                  securities, which may vary
                                                  from their stated maturities.

                                  [BAR CHART]

                            0 - 1 Year         0.6%
                            1 - 5 Years       86.6%
                            5 - 10 Years      11.5%
                            10 - 20 Years      1.3%
                            20+ Years          0.0%

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (60.4%) (2)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (14.8%):
         45,757  8.50%, 1/1/17                                    $46,863
          2,697  8.75%, 12/1/01                                     2,707
        390,353  8.75%, 1/1/17                                    402,535
        188,041  9.00%, 4/1/03                                    190,594
         33,850  9.00%, 10/1/04                                    34,209
        136,130  9.00%, 12/1/05                                   141,372
        382,505  9.00%, 1/1- 2/1/06                               397,234
        297,352  9.00%, 5/1 - 7/1/09                              305,110
         85,616  9.00%, 10/1/13                                    88,225
      1,470,890  9.00%, 5/1 - 11/1/16                           1,520,910
      2,267,740  9.00%, 1/1 - 10/1/17                           2,339,237
        588,150  9.00%, 6/1/18                                    606,950
      1,466,555  9.00%, 6/1-10/1/19                             1,515,736
        476,032  9.00%, 5/1 - 8/1/21                              495,790
         57,567  9.25%, 7/1/08                                     58,819
        303,600  9.25%, 8/1/09                                    307,244
        326,680  9.25%, 7/1/10                                    334,145
        189,693  9.25%, 3/1/11                                    193,889
        128,236  9.25%, 3/1/17                                    131,350
      1,266,093  9.25%, 1/1-3/1/19                              1,314,006
        227,262  9.50%, 10/1/08                                   233,428
        952,804  9.50%, 2/1 - 6/1/10                              980,901
        770,061  9.50%, 1/1 - 6/1/11                              801,651
        744,194  9.50%, 6/1 - 10/1/16                             771,711
        216,695  9.50%, 6/1 - 9/1/17                              224,631
        368,171  9.50%, 10/1-12/1/18                              381,694
        172,618  9.50%, 6/1 - 11/1/19                             179,780
      1,082,370  9.50%, 7/1-9/1/20                              1,135,424
        268,583  9.75%, 12/1/08                                   280,355
        314,722  9.75%, 11/1/09                                   328,517
        119,089  9.75%, 6/1/11                                    124,309
      1,139,088  9.75%, 12/1/16                                 1,196,073
        915,880  9.75%, 6/1 - 12/1/17                             963,589
         73,720  9.85%, 5/1/16                                     77,923
        511,185  10.00%, 11/1/10                                  536,607
        214,912  10.25%, 6/1/10                                   227,924
        135,520  10.25%, 2/1/17                                   143,725
        128,202  10.29%, 9/1/16                                   136,379
         14,219  10.50%, 4/1 - 7/1/04                              14,489
        650,684  10.50%, 5/1/14                                   694,172
         70,008  11.00%, 12/1/11                                   75,803
         95,906  11.00%, 2/1/14                                   103,087
         67,288  11.00%, 6/1/15                                    72,489
        133,946  11.00%, 2/1/18                                   145,988
        306,561  11.00%, 5/1-7/1/19                               333,896
         84,960  11.25%, 10/1/09                                   92,340
                                                           ---------------
                                                               20,683,810
                                                           ---------------

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.6%):
        159,534  8.50%, 8/1/06                                    163,265
         19,561  8.875%, 3/1/17                                    20,265
      2,278,239  9.00%, 1/1 - 5/1/09                            2,360,082
        103,939  9.00%, 4/1/10                                    108,021
        544,085  9.00%, 11/1/16                                   565,987
      1,351,745  9.00%, 1/1 - 12/1/17                           1,406,743
        735,348  9.00%, 9/1 - 12/15/19                            771,857
         63,041  9.00%, 9/1/20                                     66,173
        262,190  9.00%, 9/1 - 11/1/21                             272,790
      1,537,117  9.25%, 10/1/09                                 1,584,453
        614,552  9.25%, 7/1/10                                    635,991
         70,995  9.25%, 4/1/12                                     72,730
        495,878  9.25%, 10/1-12/1/16                              509,774
         80,822  9.25%, 3/1/17                                     83,087
         74,553  9.375%, 5/1/16                                    77,947
        105,721  9.50%, 1/1/06                                    108,206
         83,919  9.50%, 9/1/08                                     87,412
        345,627  9.50%, 12/1/09                                   359,097
        136,472  9.50%, 1/1/11                                    142,573
        141,280  9.50%, 5/1/14                                    147,161
      1,103,891  9.50%, 4/1 - 9/1/16                            1,157,319
        602,777  9.50%, 11/1 - 12/1/18                            632,610
        812,229  9.50%, 5/1 - 12/1/19                             852,675
      1,242,338  9.50%, 4/1 - 9/1/20                            1,302,798
        416,515  9.50%, 3/1/21                                    437,267
        640,301  9.75%, 1/1/13                                    667,714
         72,197  10.00%, 3/1/11                                    75,883
        431,385  10.00%, 6/1/14                                   452,141
        453,284  10.00%, 12/1/19                                  479,336
        204,352  10.00%, 2/1/21                                   216,210
      2,014,804  10.25%, 8/15/13                                2,194,878
        171,036  10.50%, 5/1/09                                   181,939
         29,230  10.75%, 11/1/10                                   31,161
        273,581  11.00%, 10/1/06                                  288,874
         37,290  11.00%, 4/1/14                                    40,620
        184,032  11.00%, 8/1/15                                   199,916
                 Municipal (FNMA collateralized):
        265,000    Alabama Hsg. Fin. Auth. Multifamily
                    Series 1999B, 5.70%, 9/1/03                   260,471
                                                           ---------------
                                                               19,015,426
                                                           ---------------

----------------------------------------------------------------------- [LOGO]

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (32.0%) (3):
         72,002  7.50%, 3/15/07                                    72,786
        272,328  7.50%, 5/15/16                                   274,534
          5,327  8.00%, 7/15/03                                     5,335
        133,459  8.00%, 10/15/12                                  136,107
      1,418,761  8.00%, 5/15 - 9/15/16                          1,452,848
         67,697  8.25%, 2/15 - 6/15/02                             67,836
        395,076  8.25%, 12/15/11                                  404,684
        131,180  8.25%, 1/15/12                                   134,471
        291,351  8.25%, 8/15/15                                   299,391
         14,098  8.50%, 11/15/01                                   14,062
        190,459  8.50%, 12/15/11                                  196,636
        398,449  8.50%, 1/15/12                                   411,835
        265,018  8.50%, 4/15/15                                   274,859
        524,150  8.50%, 9/15/16                                   544,238
        546,777  8.50%, 1/15/17                                   568,144
         47,936  8.75%, 7/15/02                                    48,290
         75,710  8.75%, 5/15/03                                    76,533
        418,739  8.75%, 5/15 - 11/15/06                           431,139
        148,427  8.75%, 2/15 - 3/15/07                            153,216
        106,320  8.75%, 11/15/09                                  109,888
        843,930  8.75%, 6/15 - 12/15/11                           876,505
         64,528  9.00%, 10/15/04                                   65,848
        855,833  9.00%, 4/15 - 10/15/06                           882,708
        192,642  9.00%, 6/15 - 10/15/07                           200,411
        487,307  9.00%, 9/15 - 12/15/08                           507,532
        837,854  9.00%, 2/15 - 12/15/09                           875,051
        817,425  9.00%, 7/15/10                                   854,549
      2,183,943  9.00%, 5/15 - 10/15/11                         2,287,055
         96,302  9.00%, 1/15/12                                   101,049
         46,389  9.00%, 8/15/15                                    48,722
        427,510  9.00%, 6/20 - 12/20/16                           446,465
      5,031,269  9.00%, 1/15 - 8/20/17                          5,275,568
         48,974  9.00%, 12/15/19                                   51,369
         82,988  9.00%, 7/20 - 10/20/21                            86,365
        282,368  9.10%, 5/15/18                                   290,609
         13,743  9.25%, 4/15 - 9/15/01                             13,797
         68,969  9.25%, 4/15/03                                    70,468
        146,373  9.25%, 3/15/05                                   151,120
        322,157  9.25%, 11/15/09                                  334,981
        390,907  9.25%, 1/15 - 11/15/10                           406,086
        234,799  9.25%, 11/15/11                                  243,771
         89,479  9.25%, 4/15/12                                    92,857
        346,463  9.25%, 5/15 - 10/15/16                           358,150
        548,933  9.25%, 2/20 - 11/20/17                           561,905
         32,499  9.50%, 1/15 - 3/15/05                             33,807
        114,266  9.50%, 1/15/06                                   118,818
      2,335,176  9.50%, 6/15 - 11/15/09                         2,456,159

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
      1,025,074  9.50%, 1/15 - 11/15/10                         1,078,051
        365,651  9.50%, 1/15 - 3/15/11                            386,448
        955,922  9.50%, 3/20 - 11/20/16                         1,002,677
        900,692  9.50%, 1/15 - 12/20/17                           945,620
      3,982,829  9.50%, 4/15 - 10/20/18                         4,154,009
        956,811  9.50%, 1/15 - 12/15/19                         1,001,645
        203,701  9.50%, 1/15 - 10/15/20                           214,044
        202,525  9.50%, 1/15 - 8/15/21                            212,806
          5,925  9.75%, 5/15/01                                     5,961
         61,461  9.75%, 11/15/02                                   62,893
         93,725  9.75%, 7/15 - 12/15/03                            96,889
         17,286  9.75%, 3/15/04                                    17,980
        469,227  9.75%, 6/15 - 8/15/05                            491,104
        206,430  9.75%, 1/15 - 2/15/06                            217,066
        329,271  9.75%, 8/15 - 9/15/09                            345,852
      1,036,353  9.75%, 8/15 - 12/15/10                         1,087,504
        508,498  9.75%, 11/15 - 12/15/12                          533,869
         35,497  9.75%, 4/15/18                                    37,107
         45,625  10.00%, 8/15/02                                   46,724
         80,165  10.00%, 11/15/03                                  82,892
         79,011  10.00%, 5/15/04                                   82,306
        611,432  10.00%, 7/15/05                                  639,099
         91,560  10.00%, 1/15/06                                   95,909
        134,566  10.00%, 11/15/08                                 142,201
         40,213  10.00%, 5/15 - 11/15/09                           42,539
        794,026  10.00%, 6/15 - 11/15/10                          841,220
         72,805  10.00%, 1/15/11                                   77,153
        170,977  10.00%, 10/15/15                                 180,523
         46,791  10.00%, 3/20 - 9/15/16                            49,084
        196,206  10.00%, 11/15/17                                 207,041
        164,090  10.00%, 10/15/18                                 173,100
        969,956  10.00%, 2/15 - 11/15/19                        1,018,446
        149,684  10.00%, 1/15 - 12/15/20                          157,802
        223,085  10.00%, 6/15/21                                  235,081
          1,731  10.25%, 2/15/01                                    1,745
         50,458  10.25%, 12/15/02                                  51,824
         79,554  10.25%, 5/15 - 8/15/04                            83,325
        153,906  10.25%, 7/15/05                                  162,593
        101,423  10.25%, 5/15/09                                  107,978
          8,670  10.50%, 9/15/01                                    8,752
         28,617  10.50%, 12/15/02                                  29,459
        130,048  10.50%, 6/15/09                                  139,837
         68,454  10.50%, 7/15/10                                   73,707
        135,683  10.50%, 8/15 - 11/15/15                          146,127
        102,532  10.50%, 3/15 - 12/15/16                          110,500
        141,516  10.50%, 11/15/18                                 152,472
            141  10.75%, 11/15/00                                     141
         26,753  10.75%, 9/15/03                                   27,999

         See accompanying notes to portfolios of investments on page 48.

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
         60,920  10.75%, 9/15/05                                   64,622
         74,301  10.75%, 8/15/06                                   79,286
         21,382  10.75%, 1/15/10                                   22,999
         68,534  10.75%, 7/15 - 8/15/11                            73,728
        121,753  11.00%, 6/15/04                                  128,493
        304,486  11.00%, 1/15 - 6/15/10                           331,146
         16,599  11.00%, 7/15/13                                   18,131
          3,179  11.25%, 8/15 - 12/15/00                            3,162
            555  11.25%, 1/15/01                                      562
          4,247  11.25%, 5/15/03                                    4,418
        206,614  11.25%, 9/15 - 10/15/05                          218,028
        352,722  11.25%, 6/15 - 9/15/10                           384,497
      1,283,528  11.25%, 2/15 - 11/15/11                        1,399,703
         66,421  11.75%, 5/15 - 6/15/04                            70,994
                 Municipal (GNMA collateralized):
        290,000    Bernalillo Multifamily Rev. Series
                    1998A, 7.50%, 9/20/20                         286,479
         75,000    California Comm. Dev. Auth. Rev.
                    Series 2000, 7.50%, 5/20/04                    74,523
        150,000    Dakota Multifamily Rev. Series
                    1999A, 6.50%, 12/20/05                        148,505
        545,000    Maplewood Multifamily Rev.
                    Series 1998B, 6.75%, 7/20/15                  521,075
        500,000    Nortex Multifamily Rev. Series
                    1999T, 6.50%, 3/20/06                         493,585
                                                           ---------------
                                                               44,751,597
                                                           ---------------


Total mortgage pass-through securities                         84,450,833
                                                           ---------------
    (cost: $85,283,819)

U.S. GOVERNMENT SECURITIES (7.3%) (2)
      3,000,000 U.S. Treasury Note,
                   7.875%, 11/15/04                             3,210,000
                U.S. Treasury Strip, zero coupon:
     10,300,000    6.43% effective yield, 11/15/09              5,907,369
      3,500,000    6.00% effective yield, 12/15/19              1,144,213
                                                           ---------------

Total U.S. government securities                               10,261,582
                                                           ---------------
    (cost: $10,063,654)

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                           MARKET VALUE (1)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (31.7%) (2)
                 Federal Home Loan Mtg. Corp.:
      6,715,182    2106-C, 6.00%, 2/15/27                       6,200,002
         86,584    1006-C, 9.15%, 10/15/20                         89,784
     10,000,000  FNMA 1998-46E, 6.00%, 8/18/28                  9,133,800
                 Vendee Mortgage Trust:
      3,205,000    Series 2000-3 2B, 7.50%, 4/15/08             3,241,056
      1,045,000    Series 1992-1 2K, 7.75%, 5/15/08             1,058,969
      5,500,000    Series 2000-3 2D, 7.50%, 11/15/14            5,493,125
      7,300,000    Series 1992-2 1F, 7.00%, 2/15/18             7,284,962
      6,775,000    Series 1997-2 E, 7.50%, 5/15/24              6,820,935
      5,100,000    Series 1999-1 3B, 6.50%, 2/15/20             5,001,723
                                                           ---------------

Total collateralized mortgage obligations                      44,324,356
                                                           ---------------
    (cost: $44,749,513)

SHORT-TERM SECURITIES (0.3%) (2)
        376,709  Dreyfus Cash Mgmt. Fund, 6.39%                   376,709
                                                           ---------------

    (cost: $376,709)

Total investments in securities
    (cost: $140,473,695) (7)                                 $139,413,480
                                                           ===============


         See accompanying notes to portfolios of investments on page 48.

----------------------------------------------------------------------- [LOGO]


                  This page has been left blank intentionally.

[PHOTO]  SIT TAX-FREE INCOME FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2000
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond prices rose during the six month period after bottoming in mid-May. The Fund's price per share rose from $9.73 to $9.81 during the period and ranged from a low of $9.55 in mid-May to a high of $9.87 in early September. The Fund benefited from declining yields since mid-May and from stabilizing yields in the health care sector, and provided a return of +3.56% for the six month period ended September 29, 2000, compared to +3.58% for the Lehman 5-year Municipal Index. The Fund's 30-day SEC yield rose from 5.42% to 5.71% during the period and its 12-month distribution rate increased from 5.19% to 5.40%, contrary to the general declining trend of bond yields.
   We continue to look for opportunities to increase the yield in the portfolio, as incremental credit spreads remain wide. Purchases were made in the hospital and other revenue sectors, which increased from 21.5% to 24.1% and from 6.0% to 7.7%, respectively. Multifamily housing bonds increased from 37.5% to 39.0%, despite net sales. Cash decreased from 10.6% to 3.3% as assets declined from $172.9 million to $163.4 million. Securities rated A or better decreased from 52.1% to 48.6% while non-rated holdings increased from 40.0% to 42.7%. We intend to keep non-rated holdings around their current weighting to ensure portfolio liquidity. The Fund's average maturity extended from 16.6 years to 17.3 years due to the decrease in cash. Nonetheless, the Fund's implied duration, which is based on historical price changes, increased from 7.1 years to 8.2 years, reflecting the increased price sensitivity of the Fund's holdings with the rise in municipal yields during 1999 (following stable yields in 1998) as bonds became priced to maturity rather than to shorter call dates.
   We continue to monitor credits closely, particularly those in the health care sector, which is seeing some improvement from operating margin pressures last year. We are maintaining the Fund's health care weighting since underperformance in that sector, such as during 1999, has typically been followed by a period of strong outperformance. Our health care focus remains on issuers that are sole community providers, are financially flexible and have strong managements. We believe that bonds in the 8 to 15 year maturity range continue to offer the most attractive risk/reward profile. Municipal bonds have seen continued strength in recent months, and we believe they are an attractive complement to other asset classes in the "soft landing" economic environment we foresee ahead.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.
     Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.


                                PORTFOLIO SUMMARY

                  Net Asset Value  9/30/00:     $9.67 Per Share
                                   3/31/00:     $9.57 Per Share
                          Total Net Assets:   $508.8 Million
                          30-day SEC Yield:      5.41%
                      Tax Equivalent Yield:      8.96%(1)
                12-Month Distribution Rate:      5.32%
                          Average Maturity:     17.0 Years
           Duration to Estimated Avg. Life:      7.5 Years(2)
                          Implied Duration:      8.2 Years(2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                     Multifamily Mortgage Revenue   31.3
                     Hospital/Health Care Revenue   25.3
                                    Other Revenue   11.8
                   Single Family Mortgage Revenue   11.1
                           Education/Student Loan    6.0
                          Closed-End Mutual Funds    5.0
                               Sectors Under 3.0%    7.9
                          Cash & Other Net Assets    1.6

----------------------------------------------------------------------- [LOGO]


                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

3 Month**               2.57%         1.97%         2.28%
6 Month**               3.74          3.58           n/a
1 Year                  3.65          4.82          4.75
5 Year                  5.23          4.80          4.77
10 Year                 6.36          6.30          6.70
Inception               6.63          6.40          6.77
  (9/29/88)


                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE        LEHMAN        GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

1 Year                  3.65%         4.82%         4.75%
5 Year                 29.04         26.44         26.23
10 Year                85.33         84.15         91.32
Inception             116.18        110.51        119.59
  (9/29/88)


*AS OF 9/30/00.                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 9/30/00 would have grown to $21,618 in the Fund or $21,051 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                   LOWER OF MOODY'S, S&P,
                                                   FITCH OR DUFF & PHELPS
                                                        RATINGS USED.

                                  [PIE CHART]

                                          A   24.5%
                                         AA   15.7%
                                        AAA   17.7%
               Other Assets and Liabilities    1.6%
                              Less than BBB    1.7%
                                        BBB   38.8%

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (93.5%) (2)
   ALABAMA (0.1%)
           500,000  Valley Special Care Fac. Fin. Auth. Rev. Series 1997A Lanier Mem. Hosp. Proj., 5.50%, 11/1/07          $481,910
                                                                                                                      --------------

   ALASKA (2.8%)
                    Alaska HFC:
        12,505,000    Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17          4,445,277
         1,990,000    Hsg. Dev. Series 1997A (Multifamily pooled loans), 5.65%, 12/1/20                                   1,943,036
           405,000    Mtg. Series 1997A1, 5.50%, 12/1/17                                                                    391,437
         3,565,000    Series 1998A1, 5.30%, 12/1/17                                                                       3,460,688
           270,000  AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A, 5.60%, 4/1/03             274,150
                    Palmer Hosp. Rev. Series 1999 (Valley Hosp. Assn. Proj.) (Asset Guaranty insured):
         3,150,000    5.00%, 12/1/08                                                                                      3,126,847
           600,000    5.35%, 12/1/11                                                                                        601,446
                                                                                                                      --------------
                                                                                                                         14,242,881
                                                                                                                      --------------
   ARIZONA (1.0%)
                    Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
         2,780,000    Series 1995A, 6.50%, 10/1/25                                                                        2,812,665
           685,000    Series 1995B, 7.15%, 10/1/25                                                                          683,411
           500,000  Maricopa Co. Industrial Dev. Auth. Educ. Rev. Series 2000A (Arizona Charter Schools Proj. I),
                      6.50%, 7/1/12                                                                                         511,490
         1,070,000  Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                       1,080,861
                                                                                                                      --------------
                                                                                                                          5,088,427
                                                                                                                      --------------
   ARKANSAS (0.5%)
           180,150  Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993-A2 (FNMA backed),
                      7.90%, 8/1/11                                                                                         187,207
           121,064  Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11           125,985
           111,096  Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                   115,002
         1,560,000  Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                      1,617,158
           785,000  Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11             809,869
                                                                                                                      --------------
                                                                                                                          2,855,221
                                                                                                                      --------------
   CALIFORNIA (2.4%)
         1,000,000  Bell  Cmty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15         1,022,600
         4,330,000  CA HFA Home Mtg. Rev. Series 1999F (MBIA insured), Zero Coupon, 5.50% Effective Yield on
                      Purchase Date, 8/1/17                                                                               1,722,431
         1,000,000  Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                      Center Redev. Proj.), 7.625%, 9/1/24                                                                1,101,700
        17,385,000  Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A Prerefunded Sr. Lien,
                      Zero Coupon, 6.45% Effective Yield on Purchase Date, 1/1/26                                         3,983,599
                    Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp. Proj.)(Industrial Indemnity insured):
         1,700,000    7.75%, 1/1/09                                                                                       1,726,860
         1,850,000    8.00%, 1/1/12                                                                                       1,879,359
                    Ridgecrest Refunding Certificates of Participation Series 1999 (Ridgecrest Civic Center Proj.):
           275,000    5.55%, 3/1/09                                                                                         279,870
           290,000    5.65%, 3/1/10                                                                                         296,876
           350,000    6.00%, 3/1/14                                                                                         358,425
                                                                                                                      --------------
                                                                                                                         12,371,720
                                                                                                                      --------------

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   COLORADO (3.3%)
         2,440,000  Aurora Hsg. Auth. Multifamily Hsg. Rev. Senior Series 1999A (River Falls Proj.), 5.60%, 7/1/19        2,223,352
         2,040,000  Central Platte Valley Met. Dist. (Denver Co.) G.O. Series 1999 (ACA insured), 5.15%, 12/1/13          1,962,827
         1,910,000  CO E-470 Business Met. Dist. G.O. Series 1999 (ACA insured), 5.00%, 12/1/11                           1,838,642
         1,250,000  CO Hlth. Fac. Auth. Rev. Series 1995 (Covenant Retirement Cmty. Proj.), 6.75%, 12/1/15                1,280,463
                    CO HFA Single Family Program Senior:
         1,540,000    Series 1996B-2, 7.45%, 11/1/27                                                                      1,639,130
           860,000    Series 1997B-3, 6.80%, 11/1/28                                                                        942,551
         1,000,000  CO Hlth. Fac. Auth. Hosp. Rev. Series 1998 (Parkview Med. Ctr., Inc. Proj.), 5.15%, 9/1/13              883,210
                    CO Hlth. Fac. Auth. Rev. (Natl. Benevolent Assoc. Proj.):
           165,000    Series 2000, 6.05%, 3/1/07                                                                            165,652
         1,400,000    Series 1998B, 5.25%, 2/1/18                                                                         1,164,632
           600,000  Denver Hsg. Corp. Multifamily Rev. Refunding Series 1997A (Section 8), 5.35%, 10/1/12                   582,936
         2,780,000  Highlands Ranch Met. District #3 (Douglas Co.) (ACA insured) Refunding Series 1998B, 5.25%, 12/1/18   2,556,710
           215,000  Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                                 221,972
           175,000  Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                      187,376
         1,195,000  Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                      7.45%, 12/1/10                                                                                      1,205,002
                                                                                                                      --------------
                                                                                                                         16,854,455
                                                                                                                      --------------
   CONNECTICUT (0.3%)
           620,000  CT HFA Hsg. Multifamily Mtg. Series 1995E1, 6.30%, 5/15/17                                              636,120
         1,850,000  Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero Coupon,
                      5.05% Effective Yield on Purchase Date, 9/1/09                                                      1,108,853
                                                                                                                      --------------
                                                                                                                          1,744,973
                                                                                                                      --------------
   DISTRICT OF COLUMBIA (0.3%)
         1,390,000  District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                      insured) (Chastleton Dev.), 6.95%, 7/1/27                                                           1,435,050
                                                                                                                      --------------
   FLORIDA (0.9%)
           820,000  Escambia Co. Hlth. Fac. Auth. Rev. Series 1997 (Azalea Trace, Inc. Proj.), 5.60%, 1/1/05                803,551
         1,370,000  FL HFC Hsg. Rev. Refunding Series 1998O (Hunters Ridge At Deerwood Apts. Proj.), 5.25%, 12/1/18       1,240,247
                    Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. (Natl. Benevolent-Cypress Village Proj.):
         1,000,000    Series 1996A, 6.25%, 12/1/26                                                                          881,220
           160,000    Series 2000, 6.05%, 3/1/07                                                                            159,453
                    Lee Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (ShellPoint Village Proj.):
           545,000    5.50%, 11/15/08                                                                                       519,549
         1,200,000    5.50%, 11/15/10                                                                                     1,113,636
                                                                                                                      --------------
                                                                                                                          4,717,656
                                                                                                                      --------------
   GEORGIA (2.2%)
           680,000  Clayton Co. Hsg. Auth. Multifamily Hsg. Rev. Series 1999A (Magnolia Parks Apts. Proj.),
                      5.90%, 12/1/14                                                                                        630,054
           750,000  Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project), 6.875%, 10/1/17         762,413
                    Conyers Hsg. Auth. Rev. Senior Lien Series 1999A (RHA/Affordable Hsg., Inc. Proj.)
                      (QBE insured), Mandatory Put 10/1/09:
         1,000,000      5.60%, 10/1/39                                                                                      974,510
         1,530,000      5.95%, 10/1/39                                                                                    1,527,889

         See accompanying notes to portfolios of investments on page 48.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                    Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
         1,385,000    Senior Series 1996A, 6.375%, 1/1/11                                                                 1,406,897
         1,320,000    Subordinate Series 1996C, 7.25%, 1/1/26                                                             1,312,225
         3,935,000  Fulton Co. Non-Profit Elderly Rev. Series 1998  (Campbell Stone Buckhead Personal Care Fac. Proj.)
                      (GNMA collateralized), 7.75%, 11/20/39                                                              4,250,430
                    Royston Hosp. Auth. Rev. Refunding Series 1999 (Ty Cobb Healthcare Sys., Inc. Proj.):
           280,000    6.00%, 7/1/04                                                                                         278,006
           200,000    6.125%, 7/1/09                                                                                        193,514
                                                                                                                      --------------
                                                                                                                         11,335,938
                                                                                                                      --------------
   HAWAII (0.4%)
         1,170,000  Hawaii Dept. of Budget and Finance Special Purpose Rev. Series 1998,
                      (Wilcox Memorial Hosp. Proj.), 5.25%, 7/1/13                                                        1,006,071
         1,205,000  Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                      (MBIA insured), 6.80%, 7/1/28                                                                       1,258,983
                                                                                                                      --------------
                                                                                                                          2,265,054
                                                                                                                      --------------
   ILLINOIS (10.2%)
                    Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
           750,000    4.90%, 7/1/06                                                                                         723,833
         1,000,000    5.00%, 7/1/07                                                                                         959,490
         1,085,000    5.05%, 7/1/08                                                                                       1,035,307
         2,030,000    5.10%, 7/1/09                                                                                       1,929,312
         1,160,000  Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                      Yield on Purchase Date, 10/1/09                                                                       626,435
         1,600,000  Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville Proj.)
                      Series 1993, 6.00%, 11/1/04                                                                         1,590,144
         1,485,000  IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                      (Section 8), 6.65%, 10/1/09                                                                         1,522,986
                    IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
         1,690,000    Series 1997A, 5.80%, 7/1/08                                                                         1,661,304
         7,575,000    Series 1997A, 6.00%, 7/1/15                                                                         6,968,849
         1,000,000    Series 1997A, 6.05%, 7/1/19                                                                           894,790
         1,200,000    Series 1997C, 5.65%, 7/1/19                                                                         1,009,524
         3,935,000    Series 1998A, 5.70%, 7/1/19                                                                         3,436,672
         1,960,000    Series 1998A, 5.50%, 7/1/12                                                                         1,794,831
                    IL Educ. Fac. Auth. Rev.:
         5,555,000    Series 1994 (Lewis Univ. Proj.), 6.00%, 10/1/24                                                     5,168,816
         1,115,000    Series 1998B (Midwestern Univ. Proj.), 5.50%, 5/15/18                                               1,022,979
         1,000,000    Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                                                 923,340
         1,390,000    Series 1998 (Augustana College Proj.), 5.25%, 10/1/18                                               1,253,530
         2,780,000  IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                       2,841,243
                    IL HDA Multifamily Hsg. Rev.:
                      Refunding 1991 Series C (Section 8):
           260,000      7.35%, 7/1/11                                                                                       268,198
           100,000      7.40%, 7/1/23                                                                                       103,127

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                    IL Hlth. Fac. Auth. Rev.:
                      Refunding Series 1993 (Lutheran Social Svcs. IL):
           475,000      5.80%, 8/15/01                                                                                      476,330
           525,000      6.00%, 8/15/03                                                                                      527,966
           545,000      6.10%, 8/15/04                                                                                      548,537
         1,000,000    Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                      1,032,000
                      Series 1994-1996 (St. Elizabeth's Hosp. of Chicago, Inc.):
           300,000      Series 1996, 6.25%, 7/1/10                                                                          305,679
         1,015,000      Series 1996, 6.25%, 7/1/16                                                                          998,912
         2,135,000    Refunding Series 1998 (Midwest Physician Group Ltd. Proj.), 5.375%, 11/15/08                        1,991,400
         1,000,000    Refunding Series 1998 (Centegra Hlth. Proj.), 5.25%, 9/1/18                                           851,810
           955,000    Refunding Series 1999 (Silver Cross Hosp. & Med. Ctrs.), 5.375%, 8/15/15                              872,135
                      Series 2000 (Riverside Hlth. Sys. Proj.):
           300,000      6.00%, 11/15/03                                                                                     305,352
           250,000      6.10%, 11/15/04                                                                                     255,915
         1,600,000  IL Industrial Pollution Control Financing Auth. Rev. Series 1979 (Olin Corp. Proj.), 6.875%, 3/1/04   1,611,856
         1,850,000  Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                      (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                     1,943,702
         4,695,000  Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St. Louis
                      Tax Increment Financing Proj.), 6.00%, 4/1/10                                                       4,634,904
            85,000  Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon, 7.39% Effective Yield on
                      Purchase Date, 3/1/07                                                                                  53,867
                                                                                                                      --------------
                                                                                                                         52,145,075
                                                                                                                      --------------
   INDIANA (7.1%)
                    Elkhart Co. Hosp. Auth. Rev.:
         1,440,000    Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05                                                     1,482,984
         3,705,000    Series 1998 (Elkhart General Hosp., Inc. Proj.), 5.25%, 8/15/18                                     3,265,624
         2,005,000  Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                      Proj.) (Stratford Commons), 6.00%, 11/1/10                                                          2,009,712
                    IN Bond Bank Special Prgm.:
         1,975,000    Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17                            1,951,695
         1,390,000    Series 1997B (Hendrick's Co. Redev. Auth.-Pittsboro Proj.)(LOC Canadian Imperial Bank),
                        6.20%, 2/1/23                                                                                     1,413,547
         2,175,000  IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Fdn. Proj.), 6.00%, 6/1/22                             2,208,560
                    IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
           250,000    6.50%, 10/1/05                                                                                        259,423
           305,000    6.60%, 10/1/06                                                                                        316,794
                    IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                      Series 1992 (Fayette Mem. Hosp. Proj.):
           250,000      7.00%, 10/1/02                                                                                      254,290
           295,000      7.10%, 10/1/03                                                                                      298,602
           315,000      7.20%, 10/1/04                                                                                      322,166
           390,000      7.30%, 10/1/07                                                                                      399,539
           420,000      7.30%, 10/1/08                                                                                      430,273
           500,000    Refunding Series 1998 (Floyd Mem. Hosp. & Hlth. Svcs. Proj.), 5.40%, 2/15/18                          450,595
         3,475,000    Refunding Series 1998 (Jackson Co. Schneck Proj.), 5.125%, 2/15/17                                  2,825,105
         1,850,000    Refunding Series 1998 (Marquette Manor Proj.), 5.00%, 8/15/18                                       1,565,914
         1,220,000    Series 1998 (Governor Daviess Co. Hosp. Proj.) (Asset Guaranty insured), 5.00%, 1/1/14              1,141,200

         See accompanying notes to portfolios of investments on page 48.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
         1,485,000    Series 1999A (Deaconess Hosp. Obligated Group), 5.75%, 3/1/19                                       1,341,965
         1,000,000    Series 1999D (Charity Obligated Group), 5.50%, 11/15/11                                             1,021,650
           750,000  IN HFA Single Family Mtg. Rev. Refunding Series 1992A, 6.80%, 1/1/17                                    766,283
                    IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
           375,000    5.00%, 5/15/03                                                                                        367,973
           140,000    5.15%, 5/15/04                                                                                        136,414
           150,000    5.25%, 5/15/06                                                                                        143,723
           170,000    5.35%, 5/15/08                                                                                        160,018
         2,545,000  Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                      Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                      2,591,216
                    Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
         1,600,000    Senior Series 1996A, 6.50%, 7/1/16                                                                  1,549,312
         1,315,000    Subordinate Series 1996C, 7.125%, 7/1/26                                                            1,301,797
         3,705,000  La Porte Co. Hosp. Auth. Fac. Rev. Refunding Series 1993, 6.00%, 3/1/23                               3,378,071
           760,000  Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Proj.)(Section 8), 6.90%, 10/1/10             778,103
         2,085,000  St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 1999 (Madison Center, Inc. Proj.),
                      5.45%, 2/15/12                                                                                      1,827,482
                                                                                                                      --------------
                                                                                                                         35,960,030
                                                                                                                      --------------
   IOWA (1.4%)
         1,390,000  IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                      Assn. Proj.), 7.40%, 3/1/17                                                                         1,456,317
                    IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
         1,430,000    6.15%, 5/1/17                                                                                       1,269,411
         2,240,000    6.35%, 5/1/27                                                                                       1,968,019
         1,130,000  IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                      (GNMA-collateralized), 6.15%, 5/1/32                                                                1,136,656
         1,290,000  Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10                1,235,330
                                                                                                                      --------------
                                                                                                                          7,065,733
                                                                                                                      --------------
   KANSAS (0.2%)
            20,000  Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                                    20,007
           760,000  Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                      Purchase Date, 11/1/14                                                                                160,443
                    Newton Hosp. Rev. Refunding Series 1998A (Newton Medical Ctr. Proj.):
           425,000    5.13%, 11/15/06                                                                                       402,070
           250,000    5.25%, 11/15/08                                                                                       232,129
         1,140,000  Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                      Effective Yield on Purchase Date, 2/1/23                                                              225,845
                                                                                                                      --------------
                                                                                                                          1,040,494
                                                                                                                      --------------

   LOUISIANA (1.2%)
           680,000  Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.), 7.80%, 12/1/05                   682,591
         5,235,000  Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                      7.65% Effective Yield on Purchase Date, 7/10/14                                                     1,900,200
         1,415,000  East Baton Rouge Single Family Mtg. Rev. Refunding Series 1997C-3 Subordinate Bonds, 5.65%, 10/1/18   1,357,919
         3,705,000  Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                      Effective Yield on Purchase Date, 7/10/14                                                           1,336,838

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           355,000  LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                                    363,573
           110,975  LA PFA Single Family Mtg. Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition), 7.50%, 10/1/15            115,072
           280,000  New Orleans HDC First Lien Rev. Refunding Series 1996A (Tivoli Place Apts. Proj.) (Section 8),
                      6.40%, 12/1/04                                                                                        283,332
                                                                                                                      --------------
                                                                                                                          6,039,525
                                                                                                                      --------------
   MAINE (0.2%)
         1,000,000  South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                             933,430
                                                                                                                      --------------

   MARYLAND (0.1%)
           470,000  MD Econ. Dev. Corp. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. -
                      University Courtyard Proj.), 5.20%, 6/1/07                                                            461,662
                                                                                                                      --------------

   MASSACHUSETTS (1.3%)
         1,000,000  MA Dev. Finance Agency Rev. Series 1999 (Eastern Nazarene College Issue), 5.625%, 4/1/19                905,100
                    MA Hlth. & Educ. Fac. Auth. Rev.:
                      Series 1998A (Vinfen Corp. Proj.) (ACA insured):
           440,000      5.10%, 11/15/11                                                                                     416,077
           310,000      5.20%, 11/15/12                                                                                     293,164
         1,365,000    Series 1998B (Cape Cod Hlth. Care Proj.), 5.25%, 11/15/13                                           1,195,576
         1,000,000    Series 1998C (Milford-Whitinsville Regional Hosp. Issue), 5.75%, 7/15/13                              871,640
         1,815,000  MA HFA Hsg. Projs. Rev. Series 1993A, 6.375%, 4/1/21                                                  1,840,083
                    Rail Connections, Inc. Route 128 Parking Garage Rev. Series 1999A:
           250,000    5.00%, 7/1/06                                                                                         245,693
         1,105,000    5.125%, 7/1/07                                                                                      1,088,204
                                                                                                                      --------------
                                                                                                                          6,855,537
                                                                                                                      --------------
   MICHIGAN (2.3%)
         1,335,000  Flint Hosp. Bldg. Auth. Rev. Refunding Series 1998A (Hurley Medical Ctr. Proj.), 5.25%, 7/1/16        1,092,778
                    John Tolfree Hlth. System, Mtg. Rev. & Refunding Series 1999:
           295,000    5.25%, 9/15/04                                                                                        283,654
           395,000    5.30%, 9/15/05                                                                                        375,815
           665,000  MI Hosp. Fin. Auth. Hosp. Rev. and Refunding Series 1998 (Chelsea Cmty. Hosp.
                      Proj.), 5.35%, 5/15/13                                                                                567,464
         2,780,000  MI Higher Educ. Fac. Auth. Ltd. Obligation Rev. & Rev. Refunding Series 1998 (Thomas M.
                      Cooley Law School Proj.) (LOC First of America Bank), 5.35%, 5/1/15                                 2,680,059
           700,000  MI State Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.),
                      6.375%, 1/1/15                                                                                        646,611
         1,480,000  MI Strategic Fund Ltd. Obligation Rev. Series 1997A (NSF Intl. Proj.) (LOC First Bank of America),
                      5.75%, 8/1/19                                                                                       1,454,825
         2,095,000  Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.),
                      5.25%, 2/1/13                                                                                       1,938,545
         2,545,000  Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                      (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                               2,653,722
                                                                                                                      --------------
                                                                                                                         11,693,473
                                                                                                                      --------------
   MINNESOTA (2.1%)
         3,410,000  Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place
                      Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                                  3,641,300
           740,000  Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20        755,806
         1,220,000  MN HFA  Single Family Mtg. Series 1998A, 5.20%, 1/1/17                                                1,161,501
         1,066,445  Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                1,097,724

         See accompanying notes to portfolios of investments on page 48.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
         2,315,000  Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                      (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                            2,563,816
         1,625,000  South Washington Co. ISD #833, (Cottage Grove) Lease Refunding Series 1998 (Asset
                      Guaranty insured), 5.25%, 12/1/14                                                                   1,605,695
                                                                                                                      --------------
                                                                                                                         10,825,842
                                                                                                                      --------------
   MISSISSIPPI (0.1%)
           445,000  Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),  5.20%, 4/1/08              443,727
           175,000  MS Home Corp. Single Family Mtg. Rev. Series 1995G (GNMA collateralized), 6.10%, 6/1/16                 176,041
                                                                                                                      --------------
                                                                                                                            619,768
                                                                                                                      --------------
   MISSOURI (1.4%)
         1,000,000  Kansas City Port Hlth. Series 1995A (Riverfront Park Proj.), 5.75%, 10/1/00                           1,000,040
         1,450,000  MO Dev. Finance Board Infrastructure Fac. Rev. Series 2000A (Eastland Ctr. Proj. Phase 1),
                      5.75%, 4/1/09                                                                                       1,488,222
                    MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev.:
         1,000,000    Series 1999 (Rockhurst Univ.) (Asset Guaranty insured), 5.10%, 10/1/19                                928,060
           930,000    Series 1999 (Park College Proj.), 5.55%, 6/1/09                                                       927,015
           150,000  MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Refunding Series 1999 (Tri -Co. Water
                      Auth Proj.) (Asset Guaranty insured), 5.50%, 4/1/07                                                   154,793
         1,050,000  St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                      Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                         1,088,252
            25,000  St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                          25,745
                    St. Louis Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Refunding Series 1999 (Nazareth Living
                      Ctr. Proj.):
           200,000      5.10%, 8/15/07                                                                                      185,490
           200,000      5.15%, 8/15/08                                                                                      183,184
         1,000,000  St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo Fdn.)(LOC
                      Nationsbank), 5.10%, 8/15/12                                                                          983,860
                                                                                                                      --------------
                                                                                                                          6,964,661
                                                                                                                      --------------
   MONTANA (0.2%)
         1,000,000  Crow Finance Auth. Tribal Purpose Revenue Series 1997A, 5.70%, 10/1/27                                  924,900
                                                                                                                      --------------

   NEVADA (1.5%)
                    NV Hsg. Dev. SF Mtg. Program:
         1,455,000    Sr. Series 1995A-1, 6.45%, 10/1/18                                                                  1,484,347
         1,565,000    Sr. Series 1998B-1, 5.25%, 10/1/17                                                                  1,485,686
         1,030,000    Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                               996,597
           800,000    Mezzanine Series 1999A-1, 5.10%, 10/1/17                                                              723,120
         1,495,000    Mezzanine Series 1999B-1, 5.15%, 10/1/17                                                            1,359,224
                    Reno Redev. Agency Subordinate Tax Allocation and Rev. Refunding Series 1995A:
           400,000    6.00%, 6/1/08                                                                                         401,720
         1,000,000    6.125%, 6/1/12                                                                                        999,480
                                                                                                                      --------------
                                                                                                                          7,450,174
                                                                                                                      --------------
   NEW HAMPSHIRE (2.9%)
                    NH Higher Educ. & Hlth. Fac. Auth. Rev.:
           620,000    Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                                 552,290
         5,720,000    Series 1993 (Nashua Mem. Hosp. Proj.), 6.00%, 10/1/23                                               5,472,896
         4,930,000  NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                      Purchase Date, 1/1/14                                                                               1,660,572

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                    NH Higher Educ. & Hlth. Fac. Auth. Rev.:
         1,020,000    Series 1998 (New Hampton School), 5.00%, 10/1/08                                                      985,402
         2,010,000    Series 1998 (River College Proj.), 5.55%, 1/1/18                                                    1,845,421
         4,700,000    Series 1998 (Cheshire Med. Ctr. Proj.), 5.125%, 7/1/18                                              4,096,191
                                                                                                                      --------------
                                                                                                                         14,612,772
                                                                                                                      --------------
   NEW JERSEY (0.4%)
         1,225,000  NJ EDA Rev. Refunding Bonds Series 1997A (Harrogate, Inc. Proj.), 5.875%, 12/1/26                     1,034,819
         1,050,000  NJ Hlth. Care Fac. Financing Auth. Rev. Refunding Series 1997A (Christian Hlth. Care
                      Ctr. Proj.), 5.50%, 7/1/18                                                                            889,308
                                                                                                                      --------------
                                                                                                                          1,924,127
                                                                                                                      --------------
   NEW MEXICO (1.1%)
           334,000  Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                      362,600
         1,110,000  NM Hosp. Equip. Loan Council Equip. & Imprv. Rev. Refunding Series 1996 (Rehoboth McKinley Hosp.),
                      6.30%, 8/1/10                                                                                       1,059,062
         3,705,000  NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                      4,046,749
                                                                                                                      --------------
                                                                                                                          5,468,411
                                                                                                                      --------------
   NEW YORK (0.1%)
                    Monroe Co. Industrial Dev. Agy. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. - Rochester
                      Institute of Technology Proj.):
           170,000      4.90%, 4/1/09                                                                                       163,413
           360,000      5.00%, 4/1/10                                                                                       346,810
                                                                                                                      --------------
                                                                                                                            510,223
                                                                                                                      --------------
   OHIO (1.6%)
                    Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
         2,780,000    Zero Coupon Convertible, 6.50% Effective Yield on Purchase Date, 12/1/16                            2,722,093
         1,000,000    Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07                              976,820
           925,000  Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999A (Port of Cleveland Bond Fund Capital
                      Imprv. Proj.), 5.375%, 5/15/19                                                                        818,015
         1,000,000  Hamilton CO. Hlth. Care Fac. Refunding & Impt. Series 1998A (Twin Towers Proj.), 5.125%, 10/1/18        883,370
           430,000  Franklin Co. Hlth. Care Fac. Rev. & Impt. Series 1998 (Friendship Village of Columbus Proj.),
                      5.25%, 8/15/12                                                                                        380,804
         1,000,000  Franklin Co. Hlth. Care Fac. Rev. Refunding Series 1997 (Friendship Village of Dublin Proj.),
                      5.50%, 11/1/16                                                                                        859,940
         1,420,000  OH Capital Corp. for Hsg. Mtg. Rev. Refunding (FHA insured)(Section 8), Series 1998E, 5.40%,
                      2/1/23                                                                                              1,315,786
                                                                                                                      --------------
                                                                                                                          7,956,828
                                                                                                                      --------------
   OKLAHOMA (2.1%)
         1,850,000  Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                      Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                                851,019
         1,000,000  OK Co. Industrial Auth. Hlth. Care Rev. Series 1999 (Natl. Benevolent Assoc. - OK Christian
                      Home Proj.), 5.50%, 2/1/24                                                                            792,090
                    OK Ind. Auth. Hosp. Rev. Bonds Series 1997A (Deaconess Hlth. Care Proj.):
         2,030,000    5.50%, 10/1/12                                                                                      1,773,469
         1,850,000    5.75%, 10/1/17                                                                                      1,565,285
         1,250,000  Oklahoma City Public Property Auth. Rev. Refunding & Impt. Series 1998 (Oklahoma City Golf System)
                      (Asset Guaranty insured), 5.20%, 10/1/18                                                            1,167,400

         See accompanying notes to portfolios of investments on page 48.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           305,000  Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                     315,974
         1,500,000  Tulsa Industrial Auth. Educ. Fac. Rev. Refunding Series 1999B (Holland Hall School Proj.),
                      5.00%, 12/1/14                                                                                      1,376,835
         2,355,000  Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                      2,454,711
           550,000  Tulsa Public Fac. Auth. Solid Waste Steam & Electric Rev. Series 1985 (Ogden Martin Systems of
                      Tulsa, Inc. Proj.) (AMBAC insured), 6.70%, 5/1/01                                                     550,979
                                                                                                                      --------------
                                                                                                                         10,847,762
                                                                                                                      --------------
   OREGON (0.7%)
         3,705,000  Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (AMBAC insured), 5.10%, 7/1/12               3,661,503
                                                                                                                      --------------

   PENNSYLVANIA (6.7%)
           325,000  Butler Co. Hosp. Auth. Hlth. Care Ctr. Rev. Refunding Series 1993 (St. Francis Med. Ctr. Proj.),
                      5.65%, 5/1/02                                                                                         320,626
         1,190,000  Chester Co. Hlth. & Educ. Fac. Auth. Mtg. Rev. Refunding Series 1998, (Tel Hai
                      Obligated Group Proj.), 5.00%, 6/1/08                                                               1,100,595
                    Columbia Co. Hosp. Auth. Hlth. Care Rev. Series 1999 (Bloomsburg Hosp. Obligated Group Proj.):
           665,000    5.00%, 6/1/04                                                                                         637,323
           575,000    5.15%, 6/1/07                                                                                         531,174
         1,390,000    5.60%, 6/1/12                                                                                       1,229,983
         2,095,000  Cumberland Co. Muni Auth. Rev. Series 1996 (Presbyterian Homes Proj.), 6.00%, 12/1/26                 1,946,485
         1,285,000  Dauphin Co. Gen. Auth. Hlth. Sys. Rev. Series 1999 (Pinnacle Hlth. Sys. Proj.), 5.125%, 8/15/17       1,200,203
                    Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmty. Hosp. Proj.):
           810,000    4.75%,  7/1/06                                                                                        736,152
         2,750,000    5.25%, 7/1/12                                                                                       2,347,290
                    Hazleton Hlth. Svc. Auth. Hosp. Rev. :
         1,000,000    Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17                                            850,590
         2,250,000    Series 1996 (Hazleton - St. Joseph Med. Ctr.), 6.20%, 7/1/26                                        1,971,157
                    Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
           600,000    5.95%, 5/15/06                                                                                        597,210
           715,000    6.15%, 5/15/08                                                                                        712,919
           710,000    6.25%, 5/15/09                                                                                        707,927
         1,145,000    6.30%, 5/15/11                                                                                      1,091,254
         1,550,000  McKean Co. Hosp. Rev. Refunding Series 1994 (Bradford Hosp. Proj.), 6.10%, 10/1/20                    1,317,082
                    Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.):
           250,000    6.375%, 7/1/12                                                                                        248,848
         1,390,000    6.40%, 7/1/14                                                                                       1,379,797
         1,320,000  New Wilmington Muni. Auth. College Rev. Series 1998 (Westminister College), 5.05%, 3/1/12             1,224,749
                    PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
         2,265,000    5.25%, 6/1/09                                                                                       2,093,766
         2,370,000    5.30%, 6/1/10                                                                                       2,164,094
         2,485,000    5.35%, 6/1/11                                                                                       2,245,570
                    PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley),
                      (Obligated Group, Inc.)(MBIA insured):
         3,890,000      5.875%, 11/15/16                                                                                  3,941,076
         1,100,000      5.875%, 11/15/21                                                                                  1,095,303
         1,250,000  Philadelphia Auth. for Industrial Dev. Rev. Refunding Series 1998A (FHA Insured)
                      (Elmira Jeffries Mem. Home Proj.), 5.30%, 2/1/22                                                    1,133,925
         1,255,000  Philadelphia Redevelopment Auth. Multifamily Hsg. Rev. Refunding Series 1998
                      (FHA insured - Woodstock Mutual Homes Inc. Proj.), 5.45%, 2/1/23                                    1,182,323
                                                                                                                      --------------
                                                                                                                         34,007,421
                                                                                                                      --------------

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   RHODE ISLAND (1.5%)
         1,000,000  RI Econ. Dev. Corp. Rev. Sr. Note Obligation Series 2000 (Providence Place Mall Proj.)
                      (Asset Guaranty insured), 5.75%, 7/1/10                                                             1,031,540
         1,850,000  RI Hlth. & Educ. Bldg. Corp. Hosp. Fin. Rev. Series 1997 (Steere House Proj.), 5.70%, 7/1/15          1,594,034
           500,000    Refunding Series 1998 (Roger Williams Hosp. Proj.), 5.20%, 7/1/09                                     443,295
         1,400,000    Series 1998 (Roger Williams Hosp. Proj.), 5.50%, 7/1/18                                             1,135,736
                      Series 1999 (St. Joseph's Hlth. Svcs.):
         1,640,000      5.40%, 10/1/09                                                                                    1,495,188
         2,085,000      5.75%, 10/1/14                                                                                    1,802,816
                                                                                                                      --------------
                                                                                                                          7,502,609
                                                                                                                      --------------
   SOUTH CAROLINA (1.0%)
                    North Charleston Muni. Golf Course Mtg. Rev. Series 1998:
         1,465,000    5.00%, 5/1/09                                                                                       1,397,947
         2,780,000    5.50%, 5/1/19                                                                                       2,526,937
         1,390,000  SC Jobs Econ. Dev. Auth. Econ. Dev. & Rev. Refunding Series 1998A
                      (Westminister Presbyterian Ctr. Inc. Project), 5.25%, 11/15/16                                      1,131,432
                                                                                                                      --------------
                                                                                                                          5,056,316
                                                                                                                      --------------
   SOUTH DAKOTA (1.2%)
         1,850,000  SD Hlth. & Educ. Fac. Auth. Rev. Refunding Series 1998 (Prairie Lakes Hlth. Care
                      Sys.), 5.45%, 4/1/13                                                                                1,700,280
                    SD HDA Homeownership Mtg. Series 1998D:
         1,150,000    5.20%, 5/1/20                                                                                       1,060,438
         3,670,000    5.25%, 5/1/28                                                                                       3,309,936
                                                                                                                      --------------
                                                                                                                          6,070,654
                                                                                                                      --------------
   TENNESSEE (5.9%)
         1,600,000  Metro. Govt. of Nashville & Davidson Cos. Industrial Dev. Board Rev. Refunding,
                      Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                            1,675,168
         3,555,000  Metro. Govt. of Nashville & Davidson Cos. Hlth. & Educ. Series 1998 (Asset Guaranty insured),
                      (Open Arms Dev. Ctrs. Proj.), 5.00%, 8/1/12                                                         3,413,511
                    Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
         1,390,000    (Cameron Hsg. Proj.), Senior Series 1997A, 5.90%, 7/1/18                                            1,343,880
                      (CME Memphis Apts. Proj.):
         1,850,000      Senior Series 1998A, 5.35%, 1/1/19                                                                1,640,562
         7,875,000      Senior Series 1998A, 5.55%, 1/1/29                                                                6,902,831
         1,650,000      Subordinate Series 1998C, 6.00%, 1/1/29                                                           1,455,135
                      (Eastwood Park Apts. Proj.):
         1,000,000      Senior Series 1995 A2, 6.40%, 9/1/25                                                                955,680
           410,000      Subordinate Series 1995C, 7.50%, 9/1/25                                                             387,122
                      (Raleigh Forest & Sherwood Apts. Proj.):
         2,670,000      Senior Series 1996A, 6.60%, 1/1/26                                                                2,698,729
           635,000      Subordinate Series 1996C, 7.25%, 1/1/26                                                             629,088
                      (Raleigh Woods Apts. Proj.):
         5,555,000      Series 1997A (GNMA collateralized), 7.75%, 3/20/27                                                6,118,999
                      (The Corners Apts. Proj.):
         1,055,000      Senior Series 1996A, 6.25%, 1/1/27                                                                1,044,134
           300,000      Subordinate Series 1996C, 6.375%, 1/1/27                                                            278,586
         3,205,000  TN HDA Homeownership Program Series 1997 Issue 3B Zero Coupon,
                      5.725% Effective Yield on Purchase Date, 7/1/16                                                     1,280,237
                                                                                                                      --------------
                                                                                                                         29,823,662
                                                                                                                      --------------

         See accompanying notes to portfolios of investments on page 48.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   TEXAS (13.0%)
         1,020,000  Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                             1,134,607
                    Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement Services, Inc.
                      Obligated Group, Proj.):
         1,000,000      5.00%, 11/15/11                                                                                     918,830
         2,995,000      5.25%, 11/15/19                                                                                   2,550,392
                    Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
         1,365,000    6.65%, 11/1/07                                                                                      1,394,962
           650,000    6.75%, 11/1/10                                                                                        662,584
         1,635,000  Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield
                      on Purchase Date, 3/1/15                                                                              673,865
         1,000,000  Bexar Co. HFC MF Hsg. Rev. Ref. Series 1995 (Windridge Apts. Proj.) (FNMA collateralized),
                      5.125%, 12/15/21                                                                                      895,690
         1,610,000  Collin Co. HFC Student Hsg. Rev. Series 1998A (Cmty. Coll. Dist. Fdn. Proj.)(ACA insured),
                      5.25%, 6/1/23                                                                                       1,412,550
           545,000  Columbus Cmty. Industrial Dev. Corp. Sales Tax Rev. Series 1998 (Bank Qualified), 5.70%, 11/1/18        521,282
                    Dallas Hsg. Corp. Capital Program Revenue Bonds:
         1,410,000    Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                    1,440,738
         1,385,000    Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                          1,414,902
         1,000,000  Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                       1,020,800
         6,343,000  Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne
                      Ctr. Apts. Proj.), 6.75%, 10/20/32                                                                  6,654,695
         1,000,000  Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.),
                      5.50%, 5/1/15                                                                                         879,980
                    Harris Co. HFC Multifamily Rev. (Windfern Pointe & Waterford Place Projs.):
         1,850,000    Senior Series 1999A, 5.15%, 7/1/09                                                                  1,764,512
           315,000    Senior Series 1999A, 5.90%, 7/1/19                                                                    289,220
         2,130,000    Subordinated Series 1999C, 6.60%, 7/1/29                                                            2,009,783
         1,480,000  Harrison Co. Hlth. Fac. Dev. Corp. Rev. Series 1998 (Marshall Regional Med. Ctr. Proj.)
                      (ACA insured), 5.50%, 1/1/18                                                                        1,368,068
           525,000  Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                             566,927
         1,575,000  Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                      Quail Creek), 7.75%, 1/1/22                                                                         1,599,633
                    Lufkin Hlth. Sys. Rev.  Series 1998 (Memorial Hlth. Sys. Of East Texas):
           750,000    5.00%, 2/15/08                                                                                        664,163
         1,850,000    5.70%, 2/15/28                                                                                      1,426,609
                    Midland HFC Single Family Mtg. Rev. Refunding:
           329,375    Series 1992 A-2, 8.45%, 12/1/11                                                                       358,643
           126,009    Series 1992, 9.00%, 9/1/01                                                                            127,371
           213,188    Series 1992 B2, 8.15%, 12/1/11                                                                        221,375
                    Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.):
                      Series 1996A:
         1,000,000      6.30%, 2/15/12                                                                                      939,280
         1,000,000      6.40%, 2/15/16                                                                                      914,530
           500,000      6.40%, 2/15/20                                                                                      447,260
         1,000,000    Series 2000A, 7.00%, 2/15/10                                                                          994,070
         7,272,000  Nortex Hsg. Fin. Corp. Multifamily Hsg. Rev. Series 1999 (GNMA collateralized) (Highland Oaks Apts.
                      Proj.), 6.75%, 9/20/32                                                                              7,779,949

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
         1,135,000  North Central Hlth. Fac. Dev. Corp. Rev. Series 1998A (C.C. Young Memorial Home Proj.),
                      5.375%, 2/15/14                                                                                       948,588
           844,721  Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                    880,858
                    Panhandle Regional HFC Multifamily Hsg.:
           475,000    Senior Series 2000A, 6.25%, 3/1/10                                                                    478,667
           250,000    Subordianate Series 2000C, 8.125%, 3/1/31                                                             251,543
           650,000  San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%, 11/1/10              639,743
         7,875,000  Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1998 (Adventist Hlth. Sys./Sunbelt
                      Obligated Group Proj.), 5.375%, 11/15/20                                                            6,694,144
                    Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2000 (Adventist Hlth. Sys. Proj.):
           440,000      5.60%, 11/15/02                                                                                     439,793
           460,000      5.70%, 11/15/03                                                                                     460,097
           490,000      5.75%, 11/15/04                                                                                     489,608
           515,000      5.80%, 11/15/05                                                                                     514,058
                    TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
           945,000    Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                            935,701
         2,610,000    Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                                 2,638,188
         2,965,000    Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                   3,000,610
                    Victoria Hosp. Rev. Series 1999 (Citizens Med. Ctr. Proj.):
           870,000    4.80%, 2/15/06                                                                                        816,582
         1,020,000    5.00%, 2/15/08                                                                                        936,870
         3,205,000    5.40%, 2/15/12                                                                                      2,852,995
                                                                                                                      --------------
                                                                                                                         66,025,315
                                                                                                                      --------------
   UTAH (0.4%)
           600,000  Intermountain Power Agency Power Supply Rev. Refunding Series 1986F (AMBAC insured), 5.00%, 7/1/13      581,256
                    Salt Lake Co. College Rev. Series 1999 (Westminister College Proj.):
           120,000    5.15%, 10/1/11                                                                                        114,395
           125,000    5.20%, 10/1/12                                                                                        118,330
           130,000    5.25%, 10/1/13                                                                                        122,175
           825,000    5.50%, 10/1/19                                                                                        764,503
           570,000  Weber-Box Elder Conservation District Water Rev. Series 2000A, 6.50%, 11/1/19                           569,954
                                                                                                                      --------------
                                                                                                                          2,270,613
                                                                                                                      --------------
   VERMONT (0.1%)
           420,000  VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 1998 (Norwich Univ. Proj.), 5.13%, 7/1/09          404,758
                                                                                                                      --------------

   VIRGINIA (1.3%)
         2,315,000  Suffolk Redev. & Hsg. Auth. Multifamily Res. Rental Hsg. Rev. Series 1998 (Brook Ridge, LLC Proj.)
                      (ACA Insured), 5.25%, 10/1/18                                                                       2,130,217
         1,850,000  Prince William Co. Ind. Dev. Auth. Multifamily Hsg. Rev. Series 1998A (Melrose
                      Apts. Proj.), 5.35%, 7/1/23                                                                         1,678,191
                    Chesterfield Co. Industrial Dev. Auth. Multifamily Hsg. Mtg. Rev. Series 1999
                      (Winchester Greens Townhouses Proj.):
         1,155,000      5.30%, 7/1/24                                                                                     1,038,414
         1,850,000      5.40%, 1/1/31                                                                                     1,669,644
                                                                                                                      --------------
                                                                                                                          6,516,466
                                                                                                                      --------------

         See accompanying notes to portfolios of investments on page 48.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   WASHINGTON (5.5%)
                    Grant Co. Public Hosp. Dist. #1 Rev. Series 1998 (Samaritan Hosp. Proj.) (Asset Guaranty insured):
           400,000    5.25%, 9/1/13                                                                                         389,736
         2,780,000    5.25%, 9/1/19                                                                                       2,554,737
         2,315,000  King Co. Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A (Asset Guaranty insured), 5.05%, 7/1/13   2,187,721
         2,780,000  Kitsap Co. Consolidated Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A, 5.50%, 12/1/18            2,577,922
         2,640,000  Quinault Indian Nation Tax-Exempt Impt. & Refunding Rev. Series 1999A (Quinault Beach Resort Proj.)
                      (ACA Insured), 5.80%, 12/1/15                                                                       2,577,379
         2,470,000  Snohomish Co. Hsg. Auth. Rev. Series 1999A (Millwood Estates Proj.), 5.40%, 6/1/19                    2,278,624
                    Vancouver (Clark Co.) H.A. Pooled Hsg. Refunding Rev. Series 1998A Senior Bonds :
         1,000,000    5.40%, 3/1/18                                                                                         926,490
         3,240,000    5.50%, 3/1/28                                                                                       2,907,349
         1,000,000  WA HFC Nonprofit Housing Revenue Series 1995A (Judson Park Proj.)(LOC US Bk. Wash.), 6.90%, 7/1/16    1,027,920
                    WA Hlth. Care Fac. Auth. Rev.:
         1,850,000    Series 1996 (Grays Harbor Cmty. Hosp. Proj.)(Asset Guaranty insured), 5.70%, 7/1/16                 1,843,340
                      Series 1998:
           500,000      (Harrison Memorial Hosp.) (AMBAC insured), 5.00%, 8/15/18                                           454,265
         1,715,000      (Highline Cmty. Hosp. Proj.)(Asset Guaranty insured), 5.25%, 8/15/17                              1,608,944
         1,515,000    Series 2000 (Grays Harbor Cmty. Hosp. Proj.) (Asset Guaranty insured), 5.85%, 7/1/12                1,573,434
                    WA Hsg. Finance Commission Nonprofit Hsg. Rev.:
         1,000,000    Series 1997A (Virginia Mason Research Center Proj.)(LOC US Bank), 5.70%, 1/1/24                       960,120
         1,390,000    Series 1998 (Cmty. Colleges of Spokane Fdn. Proj.)(LOC US Bank), 5.20%, 7/1/18                      1,275,659
         1,355,000    Series 1998A (WA Odd Fellows Home Proj.) (LOC US Bank), 5.05%, 7/1/18                               1,205,923
         1,000,000    Refunding Series 1999A (Presbyterian Ministries, Inc.) (ACA insured), 5.45%, 1/1/29                   877,660
         1,000,000  WA Public Power Supply Sys. Nuclear Proj. #3 Rev. Refunding Series 1993C, 5.375%, 7/1/15                983,420
                                                                                                                      --------------
                                                                                                                         28,210,643
                                                                                                                      --------------
   WEST VIRGINIA (0.8%)
         5,220,000  Huntington Res. Mtg. Rev. Series 1991 Prerefunded, Escrowed to Maturity, Zero Coupon,
                      7.37% Effective Yield on Purchase Date, 9/1/12                                                      2,204,093
         1,850,000  Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date, 7/10/14       678,303
         2,780,000  Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date, 7/10/14      1,008,111
                                                                                                                      --------------
                                                                                                                          3,890,507
                                                                                                                      --------------
   WISCONSIN (3.7%)
                    WI HEDA Home Ownership Rev.:
         3,545,000    Series 1992A, 7.10%, 3/1/23                                                                         3,638,482
         2,960,000    Series 1998A, 5.38%, 9/1/17                                                                         2,837,693
         1,095,000    Series 1999C, 5.00%, 9/1/17                                                                         1,013,543
           905,000    Series 1999F, 5.50%, 10/1/17                                                                          885,452
                    WI Hlth. & Educ. Fac. Auth. Rev. :
           750,000    Series 1996 (Meriter Hosp. Inc.), 6.00%, 12/1/17                                                      734,985
         1,620,000    Series 1997 (St. John's Home & Sunrise Care), 5.625%, 12/15/22                                      1,362,631
         1,550,000    Series 1999 (Divine Savior Hosp. & Nursing Home Proj., Inc.), 5.65%, 6/1/19                         1,254,865

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                      Series 1999 (FH Healthcare Dev. Inc. Proj.):
         1,395,000      5.25%, 11/15/04                                                                                   1,354,168
         1,020,000      5.625%, 11/15/09                                                                                    955,250
                      Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.):
           670,000      5.00%, 5/15/06                                                                                      651,722
           705,000      5.10%, 5/15/07                                                                                      683,765
           740,000      5.15%, 5/15/08                                                                                      714,522
           820,000      5.35%, 5/15/10                                                                                      791,366
           865,000      5.45%, 5/15/11                                                                                      833,073
         1,000,000    Series 1999 (Monroe Clinic Inc., Proj.), 5.125%, 2/15/16                                              860,510
                                                                                                                      --------------
                                                                                                                         18,572,027
                                                                                                                      --------------


Total municipal bonds (cost:  $500,502,420)                                                                             475,706,206
                                                                                                                      --------------

CLOSED-END MUTUAL FUNDS (4.9%) (2)
            40,000  American Municipal Income Portfolio                                                                     485,000
           123,400  American Municipal Term Trust 2001                                                                    1,280,275
           149,100  American Municipal Term Trust III 2003                                                                1,574,869
           358,200  Blackrock Insured Municipal Term Trust 2008                                                           5,216,288
           537,900  Blackrock Municipal Target Term Trust 2006                                                            5,244,525
            16,000  Dreyfus Strategic Municipals Fund                                                                       137,000
            40,000  Duff & Phelps Utilities Income Fund                                                                     508,400
            29,900  Morgan Stanley Dean Witter Muni Income Opportunities II                                                 224,250
            44,700  Nuveen Performance Plus Municipal Fund                                                                  547,575
            40,700  Nuveen Premium Income Municipal Fund                                                                    493,488
            42,700  Seligman Select Municipal Fund                                                                          427,000
            42,300  Van Kampen Advantage Municipal Income Trust                                                             557,831
            11,000  Van Kampen Trust                                                                                        160,188
           340,700  Van Kampen Merritt Municipal Opportunity Trust                                                        4,812,387
           300,000  Van Kampen Merritt Strategic Sector Municipal Trust                                                   3,468,750
                                                                                                                      --------------

Total closed-end mutual funds (cost:  $26,787,661)                                                                       25,137,826
                                                                                                                      --------------

SHORT-TERM SECURITIES (0.5%) (2)
         1,723,436  Dreyfus Tax-Exempt Cash Management Fund, 4.03%                                                        1,723,436
           668,993  Northern Institutional Tax-Exempt, 3.99%                                                                668,993
                                                                                                                      --------------

Total short-term securities (cost:  $2,392,429)                                                                           2,392,429
                                                                                                                      --------------


Total investments in securities (cost:  $529,682,510) (7)                                                              $503,236,461
                                                                                                                      ==============

         See accompanying notes to portfolios of investments on page 48.

[PHOTO]  SIT MINNESOTA TAX-FREE INCOME FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2000
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond prices rose during the six month period after bottoming in mid-May. The Fund's price per share rose from $9.73 to $9.81 during the period and ranged from a low of $9.55 in mid-May to a high of $9.87 in early September. The Fund benefited from declining yields since mid-May and from stabilizing yields in the health care sector, and provided a return of +3.56% for the six month period ended September 29, 2000, compared to +3.58% for the Lehman 5-year Municipal Index. The Fund's 30-day SEC yield rose from 5.42% to 5.71% during the period and its 12-month distribution rate increased from 5.19% to 5.40%, contrary to the general declining trend of bond yields.
   We continue to look for opportunities to increase the yield in the portfolio, as incremental credit spreads remain wide. Purchases were made in the hospital and other revenue sectors, which increased from 21.5% to 24.1% and from 6.0% to 7.7%, respectively. Multifamily housing bonds increased from 37.5% to 39.0%, despite net sales. Cash decreased from 10.6% to 3.3% as assets declined from $172.9 million to $163.4 million. Securities rated A or better decreased from 52.1% to 48.6% while non-rated holdings increased from 40.0% to 42.7%. We intend to keep non-rated holdings around their current weighting to ensure portfolio liquidity. The Fund's average maturity extended from 16.6 years to 17.3 years due to the decrease in cash. Nonetheless, the Fund's implied duration, which is based on historical price changes, increased from 7.1 years to 8.2 years, reflecting the increased price sensitivity of the Fund's holdings with the rise in municipal yields during 1999 (following stable yields in 1998) as bonds became priced to maturity rather than to shorter call dates.
   We continue to monitor credits closely, particularly those in the health care sector, which is seeing some improvement from operating margin pressures last year. We are maintaining the Fund's health care weighting since underperformance in that sector, such as during 1999, has typically been followed by a period of strong outperformance. Our health care focus remains on issuers that are sole community providers, are financially flexible and have strong managements. We believe that bonds in the 8 to 15 year maturity range continue to offer the most attractive risk/reward profile. Municipal bonds have seen continued strength in recent months, and we believe they are an attractive complement to other asset classes in the "soft landing" economic environment we foresee ahead.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
   During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                Net Asset Value  9/30/00:     $9.81 Per Share
                                 3/31/00:    $10.55 Per Share
                        Total Net Assets:   $163.4 Million
                        30-day SEC Yield:      5.71%
                    Tax Equivalent Yield:     10.28%(1)
              12-Month Distribution Rate:      5.40%
                        Average Maturity:     17.3 Years
         Duration to Estimated Avg. Life:      7.4 Years(2)
                        Implied Duration:      8.2 Years(2)

(1) For individuals in the 39.6% federal tax and 8.0% MN tax brackets.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                    Multifamily Mortgage Revenue   39.0
                    Hospital/Health Care Revenue   24.1
                  Single Family Mortgage Revenue    9.4
                             Other Revenue Bonds    7.7
            Industrial Revenue/Pollution Control    4.4
                          Education/Student Loan    3.8
                              Sectors Under 3.0%    8.3
                         Cash & Other Net Assets    3.3

----------------------------------------------------------------------- [LOGO]


                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT            LEHMAN         LIPPER
                  MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                  INCOME FUND     BOND INDEX       FUND AVG.
                  -----------    ------------    -------------

3 Month**             2.51%           1.97%           2.21%
6 Month**             3.56            3.58             n/a
1 Year                2.93            4.82            4.16
3 Year                3.35            4.36            3.17
5 Year                4.89            4.80            4.52
Inception             5.14            4.89            4.38
  (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                      SIT            LEHMAN         LIPPER
                  MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                  INCOME FUND     BOND INDEX       FUND AVG.
                  -----------    ------------    -------------

1 Year                2.93%           4.82%           4.16%
3 Year               10.39           13.64            9.82
5 Year               26.99           26.44           24.75
Inception            40.88           38.55           34.03
  (12/1/93)


*AS OF 9/30/00.                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/00 would have grown to $14,088 in the Fund or $13,855 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                        LOWER OF MOODY'S,
                                                      S&P, FITCH OR DUFF &
                                                      PHELPS RATINGS USED.

                                  [PIE CHART]

                                      A   15.9%           ASSESSMENT OF
                                     AA   14.2%             NON-RATED
                                    AAA   15.2%            SECURITIES
                Cash & Other Net Assets    3.3%
                              Not Rated   42.7%            AAA    0.6%
                                    BBB    8.7%             AA    0.5
                                                             A    2.4
                                                           BBB   24.5
                                                            BB   13.6
                                                             B    1.1
                                                           ----------
                                                           TOTAL 42.7%

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (94.5%) (2)
   EDUCATION/STUDENT LOAN (3.8%)
                   Minnesota Higher Educ. Fac. Auth. Rev. :
         750,000    Series 1997-4L (St. John's University), 5.35%, 10/1/17                                                  722,122
       2,600,000    Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                               2,406,430
         458,000    Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14                                        425,990
                    Series 1999-4Y (Augsburg College):
         700,000      5.05%, 10/1/13                                                                                        650,335
         500,000      5.20%, 10/1/16                                                                                        460,370
         275,000    Series 1999-4Z (Northwestern College of Chiropractic), 5.20%, 10/1/13                                   261,907
                   St. Paul Hsg. & Redev. Auth. Lease Rev.:
       1,000,000    Series 1999 (ACORN Dual Language Academy Proj.), 6.30%, 11/1/17                                         976,650
         175,000    Series 2000A (New Spirit Schools Proj.), 9.00%, 12/1/02                                                 176,831
         165,000   Winona Port. Auth. Lease Rev. Series 1999A (Bluffview Montessori School Proj.), 8.00%, 12/1/24           170,927
                                                                                                                    ----------------
                                                                                                                          6,251,562
                                                                                                                    ----------------
   ESCROWED TO MATURITY/PREREFUNDED (1.3%)
         100,000   Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.40%, 9/1/03 (4)                   104,559
          75,000   Minneapolis Multifamily Hsg. Rev. Series 1991 (Trinity Hsg. Proj.)
                    (Section 8), 7.875%, 2/1/06                                                                              77,284
                   Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
         125,000    Series 1993A, 6.20%, 9/1/05                                                                             132,206
         130,000    Series 1993A, 6.30%, 9/1/06                                                                             137,846
         200,000    Series 1993B, 6.20%, 9/1/05                                                                             212,316
         250,000   St. Paul Port Authority Hotel Fac. Senior Rev. Series 1996A (Radisson Kellogg Proj.), 7.00%, 8/1/01      254,320
       1,135,000   University of Minnesota Rev. Series 1986A, 6.00%, 2/1/11                                               1,136,510
                                                                                                                    ----------------
                                                                                                                          2,055,041
                                                                                                                    ----------------
   GENERAL OBLIGATION (1.0%)
         570,000   Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                    (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                                 585,538
       1,000,000   St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                                   971,850
                                                                                                                    ----------------
                                                                                                                          1,557,388
                                                                                                                    ----------------

   HOSPITAL/HEALTH CARE (24.1%)
         700,000   Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.), 5.625%, 9/1/21                650,048
                   Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
          50,000    6.75%, 12/1/05                                                                                           46,087
         500,000    7.50%, 12/1/10                                                                                          442,865
         620,000   Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%, 10/1/08                575,943
         625,000   Clearwater Co. Hlth. Care Fac. Gross Rev. Series 1999, 5.90%, 11/1/15                                    534,006
       1,290,000   Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                       1,265,838
       1,465,000   Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998 (Crest View Corp. Proj.),
                    5.75%, 9/1/11                                                                                         1,340,285

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev. Series 1999A, 6.00%, 6/1/19                               847,790
       1,000,000   Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                    Medical Ctr. Proj.), 6.75%, 8/1/17                                                                      946,130
         715,000   Eden Prairie Hlth. Care Fac. Rev. Bonds Series 1998 (Castle Ridge Care Proj.), 5.70%, 7/1/18             584,899
         140,000   Edina Hlth. Care Fac. Rev. Series 1995 (Volunteers of America Care Proj.), 7.875%, 3/1/19                140,426
                   Elk River Rev. Series 1998 (Care Choice Member Proj.):
       1,500,000    5.60%, 8/1/13                                                                                         1,297,530
       1,400,000    5.70%, 8/1/18                                                                                         1,150,618
         325,000    5.75%, 8/1/23                                                                                           262,788
         215,000   Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                    (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                          219,100
         650,000   Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.), 6.40%, 12/1/15          624,364
                   Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
         115,000    5.10%, 11/1/09                                                                                          104,220
         120,000    5.20%, 11/1/10                                                                                          107,906
         135,000    5.40%, 11/1/12                                                                                          120,143
         140,000    5.50%, 11/1/13                                                                                          124,369
          60,000    5.60%, 11/1/18                                                                                           48,403
       1,095,000    5.75%, 11/1/23                                                                                          875,989
       1,455,000    5.875% 11/1/28                                                                                        1,169,514
         565,000   Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured), 5.25%, 9/15/18                512,438
         635,000   Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc. Proj.),  6.00%, 3/1/14       566,064
       1,685,000   Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                                 1,703,164
                   Marshall Medical Center Gross Rev. Series 1999 (Weiner Memorial Medical Center Proj.):
         305,000    5.65%, 11/1/13                                                                                          270,752
         320,000    5.70%, 11/1/14                                                                                          283,510
       1,000,000    5.80%, 11/1/19                                                                                          839,060
       1,045,000   Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                        992,750
       1,000,000   Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth. Care Proj.), 6.625%, 12/1/28              839,590
       1,170,000   Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10            1,072,656
       1,500,000   Minneapolis Pooled Rev. Series 1999 (CareChoice Member Proj.), 5.625%, 4/1/14                          1,300,425
                   Minneapolis Rev. Series 1998A (Walker Methodist Senior Services Obligated Group):
         905,000    5.10%, 11/15/07                                                                                         827,469
       1,110,000    5.10%, 11/15/08                                                                                         996,569
       1,600,000    5.875%, 11/15/18                                                                                      1,412,096
                   MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers Proj.):
         115,000    5.45%, 2/1/09                                                                                           106,291
         120,000    5.45%, 8/1/09                                                                                           110,104
         120,000    5.50%, 2/1/10                                                                                           109,549
         125,000    5.50%, 8/1/10                                                                                           113,250
         130,000    5.55%, 2/1/11                                                                                           117,361

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
         130,000    5.55%, 8/1/11                                                                                           116,571
         135,000    5.60%, 2/1/12                                                                                           120,809
       2,355,000    5.90%, 2/1/19                                                                                         1,990,799
         495,000    5.75%, 2/1/29                                                                                           392,337
                   MN Agr. & Econ. Dev. Board Rev. Series 2000 (Evangelical Lutheran Good Samaritan Society Proj.):
         410,000    5.80%, 8/1/08                                                                                           413,042
         750,000    6.55%, 8/1/16                                                                                           753,713
                   MN Agr. & Econ. Dev. Board Rev. Series 2000A (Fairview Hlth. Care Sys. Proj.):
         500,000    6.00%, 11/15/03                                                                                         513,695
         500,000    5.625%. 11/15/04                                                                                        509,255
         590,000    5.70%, 11/15/06                                                                                         603,411
       1,000,000   New Hope Hsg. & Hlth. Care Fac. Rev. Series 1999 ( MN Masonic Home North Ridge Proj.),
                    5.75%, 3/1/15                                                                                           870,260
                   Olmstead Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
         650,000    5.45%, 7/1/13                                                                                           576,635
       1,125,000    5.55%, 7/1/19                                                                                           944,809
                   St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
         500,000    5.00%, 5/15/10                                                                                          449,460
       1,540,000    5.20%, 5/15/13                                                                                        1,353,845
       2,850,000    5.25%, 5/15/18                                                                                        2,407,766
         960,000   St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                    (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                         910,214
         820,000   Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                              829,832
                                                                                                                    ----------------
                                                                                                                         39,408,812
                                                                                                                    ----------------
   INDUSTRIAL /POLLUTION CONTROL (4.4%)
       1,000,000   Anoka Co. Solid Waste Disp. Rev. Series 1987A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)            1,023,230
         265,000   Duluth Commercial Dev. Rev. Refunding Series 1995A (Radisson Hotel Proj.), 7.00%, 12/1/00                262,249
                   MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
         105,000    Series 1995A Lot 1 (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                                      106,475
         500,000    Series 1997C Lot 3 (DynaGraphics), 6.20%, 8/1/09 (4)                                                    505,140
         400,000    Series 1998A Lot 1 (Formative Engineering Corp.), 5.75%, 8/1/18 (4)                                     381,112
                   Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.):
         210,000    5.10%, 10/1/05 (4)                                                                                      203,515
         705,000    5.25%, 10/1/08 (4)                                                                                      641,226
         400,000    5.60%, 10/1/12 (4)                                                                                      358,316
       1,000,000   Minneapolis Commercial Dev. Rev. Refunding Series 1997 (Holiday Inn Metrodome Proj.),
                    6.00%, 12/1/01                                                                                        1,000,260

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   Owatonna Industrial Dev. Rev. Series 1997:
         280,000    7.25%, 5/1/14 (4)                                                                                       276,884
         505,000    7.375%, 5/1/17 (4)                                                                                      499,955
         200,000   Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                      209,474
         275,000   Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC US Bank), 5.75%, 4/1/18 (4)        259,375
         500,000   St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J, 5.35%, 3/1/18                           474,145
       1,070,000   St. Paul Port Authority Hotel Fac. Rev. Series 1999-2 (Radisson
                    Kellogg Proj.), 6.375%, 8/1/03                                                                        1,067,368
                                                                                                                    ----------------
                                                                                                                          7,268,724
                                                                                                                    ----------------
   MULTIFAMILY MORTGAGE (39.0%)
         200,000   Andover Elderly Hsg. Rev. Series 1997 (Presbyterian Homes of Andover, Inc. Proj.),
                    5.35%, 12/1/08                                                                                          187,564
       1,520,000   Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley
                    Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                                                     1,413,357
         500,000   Aurora Hsg. & Redev. Auth. Multifamily Rev. (Irongate Apts. Proj.) (Section 8), 6.10%, 10/1/19           493,365
         500,000   Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A (Courtyard Res. Proj.),
                    7.25%, 1/1/26                                                                                           510,640
       1,000,000   Bloomington Multifamily Hsg. Rev. Refunding Series 1998A (Hampshire Apts. Proj.),
                    6.20%, 12/1/31                                                                                          889,790
         960,000   Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14            968,093
                   Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
       1,200,000    Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28                  1,179,180
         650,000    Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                                       624,942
       2,630,000    Series 1998 (GNMA collateralized)(Jonathan Acres Proj.), 5.30%, 4/20/33                               2,354,087
         400,000    Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                            384,616
         495,000   Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.), 5.375%, 9/1/14 (4)         461,850
         405,000   Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                    7.30%, 7/1/18                                                                                           408,037
         700,000   Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997A (Margaret Place Apts. Proj.),
                    6.50%, 5/1/25                                                                                           669,403
                   Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
         115,000    5.30%, 11/1/07                                                                                          106,746
         115,000    5.40%, 11/1/08                                                                                          105,948
         170,000    5.50%, 11/1/10                                                                                          152,849
         545,000    5.80%, 11/1/18                                                                                          459,920
         230,000   Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.),
                    Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                                            230,232
       1,000,000   Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev.
                    Series 1999 (View Pointe Apts. Proj.), 6.125%, 11/1/17                                                  925,200

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   Eden Prairie Multifamily Hsg. Rev. Refunding :
          55,000    Series 1990A (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26                                56,573
         700,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                          724,556
       1,500,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                        1,545,315
         300,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                               288,954
         435,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                               412,123
                   Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
          95,000    Series 1999B, 5.00%, 10/1/09                                                                             90,173
         500,000    Series 1999A, 5.20%, 10/1/19                                                                            452,380
       1,660,000    Series 1999A, 5.30%, 10/1/29                                                                          1,478,330
         110,000    Series 1999B, 5.70%, 10/1/29                                                                             97,667
         275,000   Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8), 5.80%, 9/1/13     272,033
         540,000   Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts. Proj.), 8.00%, 6/20/31    546,388
                   Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
         100,000    5.85%, 4/1/09                                                                                           101,410
         450,000    6.25%, 4/1/15                                                                                           457,708
         500,000   Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                           506,620
       3,735,000   Little Canada Multifamily Hsg. Rev. Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17            3,475,604
       1,650,000   Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)                 1,556,230
                   Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
       1,605,000    Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4)                                                1,674,031
         100,000    Subordinate Series 1999C-1, 8.00%, 11/1/30 (4)                                                          100,050
         275,000    Subordinate Series 1999C-2, 8.00%, 11/1/30 (4)                                                          275,138
                   Minneapolis Multifamily Hsg. Rev.:
         355,000    Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                             353,303
                    Series 1994 (Findley Place Townhomes Proj.) (Section 8):
          50,000      6.00%, 12/1/05 (4)                                                                                     48,506
       1,115,000      7.00%, 12/1/16 (4)                                                                                  1,038,478
       3,100,000    Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                           3,080,501
       3,220,000    Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)                        2,917,706
                   Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
         100,000    6.80%, 7/1/10                                                                                           102,550
         240,000    6.90%, 7/1/11                                                                                           244,118
                   MN HFA Rental Hsg. Rev.:
         175,000    Series 1993C, 6.15%, 2/1/14                                                                             175,252
         115,000    Series 1993E, 6.00%, 2/1/14                                                                             116,543
       4,005,000    Series 1998A, 5.375%, 8/1/28                                                                          3,708,630
         735,000   Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.), 7.00%, 6/1/04                         747,649
         405,000   Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                    8.00%, 12/20/16                                                                                         414,449

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   Minnetonka Multifamily Hsg. Rev. Refunding Series 1999A (GNMA collateralized) (Archer Heights Apts.
                   Proj.):
         540,000    5.10%, 7/20/13 (4)                                                                                      510,786
         975,000    5.20%, 1/20/18 (4)                                                                                      896,561
         145,000   Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02                 144,667
                   New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
          95,000    5.35%, 12/1/08                                                                                           90,571
         100,000    5.40%, 12/1/09                                                                                           94,859
         105,000    5.50%, 12/1/10                                                                                           99,279
         110,000    5.60%, 12/1/11                                                                                          103,543
         650,000    6.125%, 12/1/19                                                                                         597,773
                   Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.) (GNMA collateralized):
         750,000    Series 1996A, 8.05%, 6/20/31                                                                            830,610
         680,000    Series 1996C, 8.00%, 6/20/31                                                                            688,044
         960,000   Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),  7.20%, 12/1/16                 936,634
       1,400,000   Rochester Multifamily Rev. Refunding Series 2000A (Weatherstone Apts. Proj.) (LOC Household Finance)
                    (Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)                                                             1,399,902
                   Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.):
       2,820,000    5.60%, 10/1/13                                                                                        2,425,990
         400,000    5.625%, 10/1/18                                                                                         324,868
         325,000   Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.), 8.00%, 1/1/12             337,360
       1,500,000   St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured), 6.875%, 7/1/22         1,556,310
         500,000   St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Section 8
                    Assisted Proj.), 5.15%, 12/1/14                                                                         470,225
                   St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
       1,050,000    Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20                                         1,009,544
                    Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
         247,000      5.00%, 6/1/09                                                                                         234,954
         929,000      5.50%, 6/1/18                                                                                         855,005
                   St. Louis Park Multifamily Hsg. Rev. Refunding:
         650,000    Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                                  665,041
         500,000    Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                             459,260
                   St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev.:
         500,000    Series 1992 (Point of St. Paul Proj.)(FNMA backed), 6.60%, 10/1/12                                      521,510
         200,000    Series 1995 (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                               204,058
       1,137,939    Series 1998 (Superior Street Cottages Proj.), Lyngblomsten, Inc., 6.00%, 3/15/24                      1,028,219
                   St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
       3,385,000    Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                           3,664,466
         408,000    Subordinate Series 1998-1B, 8.00%, 4/20/33                                                              385,560
       2,000,000   Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                    (Laurentian Manor Proj.), 5.75%, 5/1/32                                                               1,819,500

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
         965,000   Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                    (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                               984,261
         755,000   Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1999A (Briar Pond
                    Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14                                                      716,895
                                                                                                                    ----------------
                                                                                                                         63,641,042
                                                                                                                    ----------------
   MUNICIPAL LEASE (2.4%)
         585,000   Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer, Inc. Proj.), 9.00%, 4/1/10 (4)                597,882
         125,000   Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program), 5.70%, 8/1/13           125,314
         655,000   Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.),
                    6.10%, 2/1/08                                                                                           672,213
         100,000   Rice Co. Certificates of Participation Series 1996A, 5.85%, 12/1/14                                      102,337
         800,000   St. Cloud Certificates of Participation Series 1997, 5.90%, 12/1/17                                      802,392
       1,624,830   St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                                  1,590,871
                                                                                                                    ----------------
                                                                                                                          3,891,009
                                                                                                                    ----------------
   PUBLIC FACILITIES (1.2%)
         480,000   Eagan Ice Arena Gross Rev. Series 1998B, 5.50%, 4/1/19                                                   450,336
         300,000   Puerto Rico Pub. Bldg. Auth. Gtd. Pub. Ed. & Hlth. Fac. Rev. Refunding Series 1989I, 6.00%, 7/1/12       300,369
       1,245,000   St. Paul Recreational Fac. Gross Rev. Series 1996D, 5.875%, 6/1/18                                     1,266,165
                                                                                                                    ----------------
                                                                                                                          2,016,870
                                                                                                                    ----------------
   SINGLE FAMILY MORTGAGE (9.4%)
                   Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
         420,000    Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                          428,610
         380,000    Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                    384,036
         170,000   Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                    Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                                           172,776
         775,000   Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo),
                    7.10%, 1/1/20                                                                                           776,162
       2,100,000   Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                    Zero Coupon, 7.00% Effective Yield on Purchase Date, 10/1/12                                            958,797
         415,000   Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                     426,827
           5,000   Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. Series 1989A (GNMA backed),
                    7.65%, 12/1/00 (4)                                                                                        5,008
                   MN HFA Single Family Mtg. Rev.:
         165,000    Series 1991A, 7.05%, 7/1/22 (4)                                                                         167,231
       1,485,000    Series 1992B-1, 6.75%, 1/1/26 (4)                                                                     1,509,963
         380,000    Series 1992E, 6.85%, 1/1/24 (4)                                                                         389,903
         950,000    Series 1992F, 6.75%, 7/1/12 (4)                                                                         961,637
       1,020,000    Series 1994F, 6.30%, 7/1/25                                                                           1,044,562
          20,000    Series 1994G, 5.875%, 7/1/15 (4)                                                                         20,164
          65,000    Series 1994K, 5.90%, 1/1/07                                                                              67,846
         395,000    Series 1994L, 6.70%, 7/1/20 (4)                                                                         409,236
       1,870,000    Series 1997D, 5.85%, 7/1/19, (4)                                                                      1,872,955

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
       2,450,000    Series 1998C, 5.25%, 1/1/17                                                                           2,346,439
         800,000    Series 1998F-1, 5.45%, 1/1/17                                                                           784,384
         155,000    Series 1998F, 5.70%, 1/1/17                                                                             156,189
         850,000    Series 1999B, 5.25%, 1/1/20                                                                             802,706
         888,862   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                   914,932
         210,000   St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed),
                    6.00%, 9/1/10                                                                                           220,114
         966,042   St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                    Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                                      455,721
                                                                                                                    ----------------
                                                                                                                         15,276,198
                                                                                                                    ----------------
   UTILITY (0.2%)
         400,000   Southern MN Muni. Power Agy. Pwr. Supply Sys. Rev. Refunding Series 1986A, 5.00%, 1/1/16                 369,764
                                                                                                                    ----------------

   OTHER REVENUE BONDS (7.7%)
                   Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
                    Medical Clinic Proj.):
         150,000      5.00%, 12/1/06                                                                                        140,842
         235,000      5.10%, 12/1/07                                                                                        218,905
         250,000      5.15%, 12/1/08                                                                                        232,177
       1,750,000      5.60%, 12/1/15                                                                                      1,548,417
         600,000   Commissioner of Iron Range Resources and Rehabilitation Gross Rev.
                    Series 1996 (Giants Ridge Rec. Area Proj.), 7.25%, 10/1/11                                              624,294
                   Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
         100,000    Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                   100,989
         170,000    Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                       176,139
         640,000    Series 1995-1 (Microtron, Inc.), 6.625%, 12/1/09 (4)                                                    671,674
       1,310,000    Series 1995-1 (Microtron, Inc.), 7.25%, 12/1/15 (4)                                                   1,377,884
         500,000    Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)                                                      463,470
       1,250,000   Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08         1,239,950
         200,000   Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                          200,870
         300,000   Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                    (AMBAC insured), 5.45%, 2/1/20                                                                          295,746
       2,745,000   St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                    (Civic Center Proj.), 7.10%, 11/1/23                                                                  3,198,803
         600,000   Steele Co.  Hlth. Care Fac. Rev. Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20                        619,596
       1,500,000   White Earth Band of Chippewa Indians Rev. Series 2000A (ACA insured), 7.00%, 12/1/11                   1,528,890
                                                                                                                    ----------------
                                                                                                                         12,638,646
                                                                                                                    ----------------

Total municipal bonds (cost:  $162,637,040)                                                                             154,375,056
                                                                                                                    ----------------

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
CLOSED-END MUTUAL FUNDS (2.2%) (2)
         171,900   Minnesota Municipal Term Trust 2001                                                                    1,740,487
         103,500   Minnesota Municipal Term Trust II 2003                                                                 1,028,531
          65,000   Voyageur Minnesota Municipal Income Fund II                                                              861,250
                                                                                                                    ----------------

Total Closed-End Mutual Funds (cost:  $3,924,438)                                                                         3,630,268
                                                                                                                    ----------------

SHORT-TERM SECURITIES (1.9%) (2)
       3,136,862   Federated Minnesota Municipal Cash Fund, 3.96%                                                         3,136,862
                                                                                                                    ----------------

Total Short-Term Securities (cost:  $3,136,862)

Total investments in securities (cost:  $169,698,340) (7)                                                              $161,142,186
                                                                                                                    ================

----------------------------------------------------------------------- [LOGO]



                  This page has been left blank intentionally.

[PHOTO]  SIT BOND FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2000
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Bond Fund provided investors with a +3.9% return for the six months ended September 2000, compared to a +4.8% return for the Lehman Aggregate Bond Index. The Fund's average annual total return since inception of +5.8% exceeds the +5.4% return of the Lipper Intermediate Investment Grade Bond Fund Average. This ranks the Fund 24th of the 99 funds comprising the Lipper Average.
   The U.S. Treasury yield curve steepened significantly during the third quarter after changing very little during the second quarter. Shorter maturity Treasuries declined 20-40 basis points in yield, while the 30-year Treasury yield ended the quarter essentially unchanged. This yield curve shift was the result of the market's perception of a slowing economy and an approaching end to the Federal Reserve's recent series of interest rate hikes. The Fund's government bond holdings and collateralized mortgage obligations provided the highest returns over the last six months as Treasury buybacks by the government and investor demand for high quality securities drove up prices. However, corporate and asset-backed securities outperformed Treasuries and mortgage-backed securities during the third quarter.
   Activity in the Fund reflects our expectation of continued outperformance in the corporate, asset-backed, and collateralized mortgage obligation sectors over the next several months. We increased the Fund's exposure to those sectors as these sectors have a historically wide yield advantage over Treasuries. We believe a soft landing for the U.S. economy will provide the setting for continued outperformance.
   Looking ahead, we expect the Treasury yield curve to continue to steepen as short rates decline with longer term rates changing little. We are assuming that the economy will slow and inflation has likely peaked. We intend to keep the Fund's duration at or slightly above its benchmark and expect highly rated securities in the corporate bond and asset-backed sectors to provide the most attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.
     The fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

                Net Asset Value   9/30/00:    $9.47 Per Share
                                  3/31/00:    $9.43 Per Share
                         Total Net Assets:   $13.5 Million
                         30-day SEC Yield:     6.63%
               12-Month Distribution Rate:     6.53%
                         Average Maturity:    17.4 Years
                       Effective Duration:     5.0 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                           Corporate Bonds & Notes   33.1
                           Asset-Backed Securities   23.1
                             Mortgage Pass Through   16.0
                                     U.S. Treasury   11.3
               Collateralized Mortgage Obligations    4.4
                           Closed-End Mutual Funds    3.9
                                    Federal Agency    0.7
                           Cash & Other Net Assets    7.5

----------------------------------------------------------------------- [LOGO]


                          AVERAGE ANNUAL TOTAL RETURNS*

                                                LIPPER INTER.
                       SIT          LEHMAN       INVESTMENT
                      BOND        AGGREGATE      GRADE BOND
                      FUND       BOND INDEX       FUND AVG.
                      ----       ----------       ---------

3 Month**             3.00%         3.01%           2.71%
6 Months**            3.86          4.81             n/a
1 Year                5.10          6.99            5.75
3 Year                4.47          5.93            4.86
5 Year                5.77          6.47            5.55
Inception             5.84          6.29            5.41
  (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                                                LIPPER INTER.
                       SIT          LEHMAN       INVESTMENT
                      BOND        AGGREGATE      GRADE BOND
                      FUND       BOND INDEX       FUND AVG.
                      ----       ----------       ---------
1 Year                5.10%         6.99%           5.75%
3 Year               14.03         18.87           15.29
5 Year               32.36         36.81           31.03
Inception            47.41         51.74           43.37
  (12/1/93)


*AS OF 9/30/00.                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/00 would have grown to $14,741 in the Fund or $15,174 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains. Sit Bond Fund Lehman Aggregate Bond Index


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                         LOWER OF MOODY'S
                                                        OR S&P RATING USED.

                                   [PIE CHART]

                                U.S. Government   11.3%
            Government Agency Backed Securities   16.7%
          Cash and other Assets and Liabilities    7.5%
                                            BBB   16.8%
                                              A   14.5%
                                             AA    3.5%
                                            AAA   29.9%

SIT BOND FUND
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY ($)      NAME OF ISSUER                              MARKET VALUE (1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (11.3%) (2)
         750,000  U.S. Treasury Note, 7.875%, 11/15/04              $802,500
                  U.S. Treasury Strip, zero coupon:
         950,000    6.43% effective yield, 11/15/09                  544,854
         550,000    6.22% Effective Yield, 2/15/19                   179,805
                                                               --------------

Total U.S. government securities                                   1,527,159
                                                               --------------
   (cost:  $1,520,786)

ASSET-BACKED SECURITIES (23.1%) (2)
                  Advanta Mortgage Loan Trust:
         200,000    1995-3 A5, 7.37%, 2/25/27                        199,376
         250,000    1996-1 A7, 7.07%, 3/25/27                        245,095
         200,000    1999-3 A4, 7.75%, 10/25/26                       202,530
                  Conseco Home Equity Loan:
         200,000    Series 1999-F A3, 6.97%, 10/15/30                199,650
         300,000    Series 2000-D A4, 8.17%, 10/15/31                309,177
                  Conseco Mfg. Housing Series:
         500,000    2000-1 A5, 8.06%, 5/1/31                         502,065
         200,000    2000-4 A5, 7.97%, 5/1/32                         202,662
         249,998  ContiMortgage Home Equity Loan Trust
                    Series 1996-1 A7, 7.00%, 3/15/27 246,086
                  EQCC Home Equity Loan Trust:
         100,000    1996-1 A5, 6.93%, 3/15/27                         96,426
         150,000    1998-2 A5F, 6.64%, 7/15/29                       140,890
                  Green Tree Financial Corp.:
          75,000    1995-5 A6, 7.25%, 9/15/26                         74,417
          75,000    1997-4 A6, 7.03%, 2/15/29                         73,888
         200,000    1999-1 A5, 6.11%, 9/1/23                         179,472
         125,000    1999-E A3, 7.18%, 6/15/15                        125,359
                  Money Store Home Equity Mortgage:
         250,000    6.725%, 6/15/24                                  237,008
          75,000    7.265%, 7/15/38                                   74,978
                                                               --------------

Total asset-backed securities                                      3,109,079
                                                               --------------
   (cost:  $3,099,944)

COLLATERALIZED MORTGAGE OBLIGATIONS (4.4%) (2)
         159,354  PNC Mortgage Securities Corp.
                    Series 1998-6 4A, 6.75%, 8/25/13                 157,904
         350,000  Norwest Asset Securities Corp.
                    Series 1998-19  2A12, 6.75%, 7/25/28             329,301
         100,000  Vendee Mortgage Trust,
                    Series 2000-3 2B, 7.75%, 4/15/08                 101,125
                                                               --------------

Total collateralized mortgage obligations                            588,330
                                                               --------------
   (cost:  $606,874)

--------------------------------------------------------------------------------
QUANTITY ($)      NAME OF ISSUER                              MARKET VALUE (1)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (33.1%) (2)
         300,000  Allstate Finance, 7.83%, 12/1/45                   265,498
                  American Airlines:
          75,000    1999-1 A2, 7.024%, 10/15/09                       72,977
          75,000    1999-1 B, 7.324%, 10/15/09                        73,479
         100,000  American General Corp., 7.50%, 8/11/10             100,315
         200,000  Banc One Capital, 8.75%, 9/1/30                    201,693
         250,000  Bank America, 8.25%, 4/15/27                       238,184
          50,000  Bradley Operating LP, 7.00%, 11/15/04               45,690
                  Burlington North Santa Fe:
          94,760    7.57%, 1/2/21                                     92,525
         100,000    7.91%, 1/15/20                                   100,995
         100,000  Conagra, Inc., 6.70%, 8/1/27                        93,945
                  Continental Airlines:
         139,209    1997-1A, 7.461%, 4/1/15                          135,918
          99,299    1999-1B, 6.795%, 8/2/18                           92,431
          97,194    1999-1A, 6.545%, 2/2/19                           89,848
         200,000  First Empire Capital, 8.234%, 2/1/27               175,292
         100,000  First Hawaiian Capital, 8.343%, 7/1/27              88,215
         150,000  First Industrial LP, 7.15%, 5/15/27                148,124
         200,000  Household Fin. Corp., 7.875%, 3/1/07               205,007
         150,000  Louisiana Pacific Corp., 8.875%, 8/15/10           149,237
         125,000  May Department Stores, 9.875%, 6/15/21             131,919
         600,000  Pentair, Inc., 7.85%, 10/15/09                     595,595
         400,000  Security Capital Group, 7.75%, 11/15/03            396,239
          50,000  Shaw Communications, Inc., 8.25%, 4/11/10           51,241
         400,000  U.S. Airways Series 2000-2G, 8.02%, 2/15/19        404,104
          50,000  Union Carbide Corp., 8.75%, 8/1/22                  51,899
         316,079  Union Tank Car Co., 6.57%, 1/2/14                  302,561
         150,000  Whirlpool Corp., 9.00%, 3/1/03                     154,564
                                                               --------------

Total corporate bonds & notes                                      4,457,495
                                                               --------------
   (cost:  $4,511,156)

FEDERAL AGENCY (0.7%) (2)
         300,000  Resolution Funding Corp., zero coupon,
                    6.75% effective yield, 10/15/19                   88,398
                                                               --------------

   (cost:  $84,553)

MORTGAGE PASS-THROUGH SECURITIES (16.0%) (2)(3)
                  Federal Home Loan Mortgage Corporation:
          95,718    9.00%, 12/1/17                                    99,207
          21,529    10.25%, 9/1/09                                    22,832
          26,173    10.75%, 3/1/11                                    28,071

----------------------------------------------------------------------- [LOGO]

--------------------------------------------------------------------------------
QUANTITY ($)      NAME OF ISSUER                              MARKET VALUE (1)
--------------------------------------------------------------------------------
                  Federal National Mortgage Association:
         181,726    9.00%, 12/1/19                                   188,945
         176,647    9.75%, 1/1/13                                    184,210
         164,593    10.25%, 8/15/13                                  179,304
          57,362    11.00%, 11/1/20                                   62,485
                  Government National Mortgage Association:
           3,091    8.75%, 11/15/01                                    3,097
          38,133    9.00%, 10/15/06                                   39,331
          45,668    9.00%, 9/15/08                                    47,564
          58,719    9.00%, 4/15/09                                    61,236
          45,491    9.00%, 4/15/09                                    47,441
          88,823    9.00%, 4/15/09                                    92,630
           5,245    9.00%, 8/15/11                                     5,494
         100,653    9.00%, 01/15/17                                  105,908
          36,421    9.00%, 8/20/19                                    37,961
          32,674    9.00%, 6/20/21                                    34,003
          46,215    9.00%, 12/20/21                                   48,096
           4,615    9.25%, 5/15/01                                     4,633
          43,680    9.25%, 5/15/10                                    45,377
           6,626    9.50%, 3/15/03                                     6,777
          55,857    9.50%, 11/15/05                                   57,748
          37,062    9.50%, 2/15/11                                    39,170
          97,972    9.50%, 5/20/16                                   102,071
          41,237    9.50%, 5/20/18                                    42,905
         181,521    9.50%, 7/20/18                                   188,865
         105,485    9.50%, 7/20/18                                   109,753
          67,775    9.50%, 9/20/18                                    70,518
           9,158    9.50%, 4/15/20                                     9,623
          14,240    9.50%, 9/15/20                                    14,963
          21,886    9.50%, 11/15/21                                   22,997
           1,478    9.75%, 8/15/02                                     1,512
          12,839    10.00%, 8/15/02                                   13,148
          43,789    10.00%, 6/15/19                                   45,854
           1,987    10.25%, 4/15/01                                    2,003
           1,396    10.25%, 4/15/01                                    1,408
           2,539    10.75%, 1/15/01                                    2,566
           3,136    11.75%, 7/15/01                                    3,217
                  Municipal (GNMA collateralized):
          55,000    Aurora, CO, Multifamily Series 1999A,
                       6.75%, 7/1/01                                  54,917
          23,000    Bernalillo Multifamily Series 1998A,
                       7.50%,  9/20/20                                22,721
                                                               --------------

Total mortgage pass-through securities                             2,150,561
                                                               --------------
   (cost:  $2,184,292)

--------------------------------------------------------------------------------
QUANTITY ($)      NAME OF ISSUER                              MARKET VALUE (1)
--------------------------------------------------------------------------------
CLOSED-END MUTUAL FUNDS (3.9%) (2)
           6,725  American Select Portfolio                           76,497
           9,145  American Strategic Income Portfolio (I)            101,738
          23,394  American Strategic Income Portfolio (II)           269,031
           7,672  American Strategic Income Portfolio (III)           83,912
                                                               --------------


Total closed-end mutual funds                                        531,178
                                                               --------------
   (cost:  $532,103)

SHORT-TERM SECURITIES (7.3%) (2)
         300,000  American Express Corp., 6.60%, 10/2/00             299,890
          23,373  Dreyfus Gov't Cash Mgmt. Fund, 6.39%                23,373
         300,000  Ford Motor Credit Corp., 6.57%, 10/4/00            299,781
         356,000  Sit Money Market Fund, 6.32% (6)                   356,000
                                                               --------------

Total short-term securities                                          979,044
                                                               --------------
   (cost:  $979,044)

Total investments in securities
   (cost:  $13,518,752)  (7)                                     $13,431,244
                                                               ==============

         See accompanying notes to portfolios of investments on page 48.

SIT MUTUAL FUNDS
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3) At September 30, 2000, 16.9% of net assets in the U.S. Government Securities Fund and 2.5% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 2000, approximately 15.4% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At September 30, 2000 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                  U.S.
                                                  MONEY        GOVERNMENT
                                                 MARKET        SECURITIES           BOND
                                                  FUND            FUND              FUND
                                             -------------    -------------    -------------
Cost for federal income tax purposes         $ 153,341,819    $ 140,473,695    $  13,518,752
                                             =============    =============    =============

Unrealized appreciation (depreciation) on
    investments:
       Gross unrealized appreciation                    --    $     597,136    $     102,999
       Gross unrealized depreciation                    --       (1,657,351)        (190,507)
                                             -------------    -------------    -------------


Net unrealized appreciation (depreciation)              --    ($  1,060,215)   ($     87,508)
                                             =============    =============    =============

                                                                 MINNESOTA
                                                TAX-FREE         TAX-FREE
                                                 INCOME           INCOME
                                                  FUND             FUND
                                             -------------    -------------
Cost for federal income tax purposes         $ 529,682,510    $ 169,698,340
                                             =============    =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation         $   3,303,620    $     998,078
       Gross unrealized depreciation           (29,749,669)      (9,554,232)
                                             -------------    -------------


Net unrealized appreciation (depreciation)   ($ 26,446,049)   ($  8,556,154)
                                             =============    =============

SIT MUTUAL FUNDS
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                          U.S.                                       MINNESOTA
                                          MONEY        GOVERNMENT                     TAX-FREE       TAX-FREE
                                          MARKET       SECURITIES        BOND          INCOME         INCOME
ASSETS                                     FUND           FUND           FUND           FUND           FUND
                                       ------------   ------------   ------------   ------------   ------------
Investments in securities, at
    identified cost ................   $153,341,819   $140,473,695   $ 13,518,752   $529,682,510   $169,698,340
                                       ============   ============   ============   ============   ============

Investments in securities, at
    market value - see
    accompanying schedules for
    detail .........................   $153,341,819   $139,413,480   $ 13,431,244   $503,236,461   $161,142,186
Cash in bank on demand
    deposit ........................        313,981             --             --             --             --
Accrued interest and dividends
    receivable .....................             --      1,085,273        159,161      8,141,933      3,031,077
Receivable for investment
    securities sold ................             --             --             --             --             --
Receivable for principal
    paydowns .......................             --        337,999             --             --             --
Other
    receivables ....................             --             --             --             --          1,970
Receivable for Fund shares
    sold ...........................             --         19,972             --          1,200          1,276
                                       ------------   ------------   ------------   ------------   ------------

          Total assets .............    153,655,800    140,856,724     13,590,405    511,379,594    164,176,509
                                       ------------   ------------   ------------   ------------   ------------

LIABILITIES
Disbursements in excess of
    cash balances ..................             --            504         56,038          5,001          4,427
Payable for investment securities
    purchased ......................             --        240,200             --         77,040             --
Payable for Fund shares
    redeemed .......................             --          2,750             --         11,301          6,028
Cash portion of dividends
    payable to shareholders ........        801,125        707,741         70,074      2,159,713        698,308
Other
    payables .......................             --          2,924            718          8,824             --
Accrued investment management
    and advisory services fee ......         67,350         89,275          8,184        307,575        104,858
                                       ------------   ------------   ------------   ------------   ------------

          Total liabilities ........        868,475      1,043,394        135,014      2,569,454        813,621
                                       ------------   ------------   ------------   ------------   ------------

Net assets applicable to
    outstanding capital stock ......   $152,787,325   $139,813,330   $ 13,455,391   $508,810,140   $163,362,888
                                       ============   ============   ============   ============   ============

    Capital Stock Par ..............   $      0.001   $       0.01   $      0.001   $      0.001   $      0.001

    Authorized shares (000's)  .....     10,000,000     10,000,000     10,000,000     10,000,000     10,000,000
    Outstanding shares .............    152,790,370     13,588,139      1,420,415     52,627,073     16,649,417
                                       ============   ============   ============   ============   ============

Net asset value per share of
    outstanding capital stock ......   $       1.00   $      10.29   $       9.47   $       9.67   $       9.81
                                       ============   ============   ============   ============   ============

        See accompanying notes to financial statements on pages 54 - 57.

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                      U.S.                                          MINNESOTA
                                                     MONEY         GOVERNMENT                       TAX-FREE        TAX-FREE
                                                     MARKET        SECURITIES         BOND           INCOME          INCOME
                                                      FUND            FUND            FUND            FUND            FUND
                                                  ------------    ------------    ------------    ------------    ------------
Investment income:
     INCOME:
        Interest ..............................   $  5,025,544    $  5,038,927    $    460,203    $ 16,548,054    $  5,085,823
                                                  ------------    ------------    ------------    ------------    ------------
              Total income ....................      5,025,544       5,038,927         460,203      16,548,054       5,085,823
                                                  ------------    ------------    ------------    ------------    ------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee ..............        512,684         612,349          48,682       2,203,773         660,944
           Less fees and expenses absorbed
              by investment adviser ...........       (127,000)        (49,863)             --        (176,971)             --
                                                  ------------    ------------    ------------    ------------    ------------

           Total net expenses .................        385,684         562,486          48,682       2,026,802         660,944
                                                  ------------    ------------    ------------    ------------    ------------

           Net investment income ..............      4,639,860       4,476,441         411,521      14,521,252       4,424,879
                                                  ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2) .....             --         (77,652)         (9,380)     (5,862,643)       (495,170)

        Net change in unrealized appreciation
           or (depreciation) on investments ...             --         988,281          69,019      11,433,935       1,863,074
                                                  ------------    ------------    ------------    ------------    ------------

           Net gain (loss) on investments .....             --         910,629          59,639       5,571,292       1,367,904
                                                  ------------    ------------    ------------    ------------    ------------

Net increase (decrease) in net assets resulting
     from operations ..........................   $  4,639,860    $  5,387,070    $    471,160    $ 20,092,544    $  5,792,783
                                                  ============    ============    ============    ============    ============

        See accompanying notes to financial statements on pages 54 - 57.

----------------------------------------------------------------------- [LOGO]


                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       MONEY MARKET                   U.S. GOVERNMENT
                                                                          FUND                        SECURITIES FUND
                                                            ------------------------------    ------------------------------
                                                             SIX MONTHS                       SIX MONTHS
                                                               ENDED                             ENDED
                                                            SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED
                                                                2000           MARCH 31,          2000           MARCH 31,
                                                             (UNAUDITED)         2000          (UNAUDITED)         2000
                                                            -------------    -------------    -------------    -------------
OPERATIONS:
    Net investment income ...............................   $   4,639,860    $   4,441,701    $   4,476,441    $   8,848,375
    Net realized gain (loss) on investments .............              --               --          (77,652)      (2,997,944)
    Net change in unrealized appreciation
      (depreciation) of investments .....................              --               --          988,281       (1,549,436)
                                                            -------------    -------------    -------------    -------------

      Net increase (decrease) in net assets resulting
         from operations ................................       4,639,860        4,441,701        5,387,070        4,300,995
                                                            -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ...............................      (4,639,860)      (4,441,701)      (4,477,607)      (8,848,375)
    Net realized gains on investments ...................              --               --               --               --
                                                            -------------    -------------    -------------    -------------

      Total distributions ...............................      (4,639,860)      (4,441,701)      (4,477,607)      (8,848,375)
                                                            -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ...........................     358,583,872      698,628,894       38,567,824       54,553,405
    Reinvested distributions ............................       1,617,146        2,721,406        3,540,642        8,278,649
    Payments for shares redeemed ........................    (358,310,683)    (611,894,877)     (39,045,171)     (81,774,329)
                                                            -------------    -------------    -------------    -------------

      Increase (decrease) in net assets from
        capital share transactions ......................       1,890,335       89,455,423        3,063,295      (18,942,275)
                                                            -------------    -------------    -------------    -------------

        Total increase (decrease) in net assets .........       1,890,335       89,455,423        3,972,758      (23,489,655)

NET ASSETS
    Beginning of period .................................     150,896,990       61,441,567      135,840,572      159,330,227
                                                            -------------    -------------    -------------    -------------
    End of period .......................................   $ 152,787,325    $ 150,896,990    $ 139,813,330    $ 135,840,572
                                                            =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus) .............   $ 152,787,325    $ 150,896,990    $ 144,247,994    $ 141,184,699
    Undistributed (distributions in excess of) net
      investment income .................................              --               --               --            1,166
    Accumulated net realized gain (loss) from
      security transactions .............................              --               --       (3,374,449)      (3,296,797)
    Unrealized appreciation (depreciation)
      on investments ....................................              --               --       (1,060,215)      (2,048,496)
                                                            -------------    -------------    -------------    -------------

                                                            $ 152,787,325    $ 150,896,990    $ 139,813,330    $ 135,840,572
                                                            =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold ................................................     358,583,875      698,628,899        3,770,740        5,270,957
    Sold ................................................       1,617,144        2,721,406          346,670          803,761
    Sold ................................................    (358,310,723)    (611,894,877)      (3,817,203)      (7,943,500)
                                                            -------------    -------------    -------------    -------------

Net increase (decrease) .................................       1,890,296       89,455,428          300,207       (1,868,782)
                                                            =============    =============    =============    =============

----------------------------------------------------------------------- [LOGO]

             BOND                            TAX-FREE                     MINNESOTA TAX-FREE
             FUND                          INCOME FUND                       INCOME FUND
------------------------------    ------------------------------    ------------------------------
 SIX MONTHS                        SIX MONTHS                        SIX MONTHS
   ENDED                             ENDED                             ENDED
SEPTEMBER 30,      YEAR ENDED     SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED
    2000           MARCH 31,           2000          MARCH 31,          2000          MARCH 31,
(UNAUDITED)           2000         (UNAUDITED)         2000          (UNAUDITED)         2000
-------------    -------------    -------------    -------------    -------------    -------------

$     411,521    $     757,632    $  14,521,252    $  38,573,289    $   4,424,879    $  11,493,239
       (9,380)        (502,006)      (5,862,643)     (10,666,334)        (495,170)      (3,798,169)

       69,019         (148,558)      11,433,935      (55,497,204)       1,863,074      (15,569,670)
-------------    -------------    -------------    -------------    -------------    -------------


      471,160          107,068       20,092,544      (27,590,249)       5,792,783       (7,874,600)
-------------    -------------    -------------    -------------    -------------    -------------

     (410,349)        (757,632)     (14,529,295)     (38,573,289)      (4,424,879)     (11,493,239)
           --          (28,000)              --               --               --               --
-------------    -------------    -------------    -------------    -------------    -------------

     (410,349)        (785,632)     (14,529,295)     (38,573,289)      (4,424,879)     (11,493,239)
-------------    -------------    -------------    -------------    -------------    -------------

    2,049,670        3,453,526       67,546,352      311,825,160       28,342,095      163,224,819
      325,451          756,779       10,654,362       32,918,780        3,092,907        9,619,454
   (1,142,520)      (3,289,443)    (157,502,607)    (591,384,797)     (42,345,397)    (251,845,830)
-------------    -------------    -------------    -------------    -------------    -------------


    1,232,601          920,862      (79,301,893)    (246,640,857)     (10,910,395)     (79,001,557)
-------------    -------------    -------------    -------------    -------------    -------------

    1,293,412          242,298      (73,738,644)    (312,804,395)      (9,542,491)     (98,369,396)

   12,161,979       11,919,681      582,548,784      895,353,179      172,905,379      271,274,775
-------------    -------------    -------------    -------------    -------------    -------------
$  13,455,391    $  12,161,979    $ 508,810,140    $ 582,548,784    $ 163,362,888    $ 172,905,379
=============    =============    =============    =============    =============    =============

$  14,079,519    $  12,846,918    $ 551,861,311    $ 631,163,204    $ 176,248,492    $ 187,158,887

           --           (1,172)              --            8,043               --               --

     (536,620)        (527,240)     (16,606,146)     (10,743,503)      (4,329,117)      (3,833,947)

      (87,508)        (156,527)     (26,445,025)     (37,878,960)      (8,556,487)     (10,419,561)
-------------    -------------    -------------    -------------    -------------    -------------

$  13,455,391    $  12,161,979    $ 508,810,140    $ 582,548,784    $ 163,362,888    $ 172,905,379
=============    =============    =============    =============    =============    =============


      218,581          356,714        7,075,415       31,463,068        2,912,346       16,157,253
       34,835           78,917        1,115,092        3,343,625          318,219          956,782
     (122,297)        (344,744)     (16,437,362)     (60,141,854)      (4,354,656)     (25,049,829)
-------------    -------------    -------------    -------------    -------------    -------------

      131,119           90,887       (8,246,855)     (25,335,161)      (1,124,091)      (7,935,794)
=============    =============    =============    =============    =============    =============

        See accompanying notes to financial statements on pages 54 - 57.

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

         -----------------------------------------------------------------------
                     FUND                         INVESTMENT OBJECTIVE
         -----------------------------------------------------------------------
                Money Market            Maximum current income to the
                                        extent consistent with preserving
                                        capital and maintaining liquidity.
         -----------------------------------------------------------------------
         U.S. Government Securities     High current income and safety of
                                        principal.
         -----------------------------------------------------------------------
                     Bond               Maximize total return, consistent with
                                        the preservation of capital.
         -----------------------------------------------------------------------
               Tax-Free Income          High level of current income that is
                                        exempt from federal income tax
                                        consistent with the preservation of
                                        capital.
         -----------------------------------------------------------------------
             Minnesota Tax-Free         High current income that is exempt from
                   Income               federal regular income tax and Minnesota
                                        regular personal income tax consistent
                                        with preservation of capital.

         -----------------------------------------------------------------------

         Significant accounting policies followed by the Funds are summarized below:

         INVESTMENTS IN SECURITIES

         Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

----------------------------------------------------------------------- [LOGO]


         Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

         The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

         FEDERAL TAXES

         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

         For federal income tax purposes the Minnesota Tax-Free Income, Tax-Free Income, Bond , and U.S. Government Securities Income Funds have capital loss carryovers of $3,832,896, $10,720,633, $478,130, and $2,883,035,
         respectively at March 31, 2000, which, if not offset by subsequent capital gains, will begin to expire in the years 2004 - 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

         DISTRIBUTIONS

         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended September 30, 2000, were as follows:

                                               Purchases ($)     Proceeds ($)
                                               -------------     ------------
         U.S. Government Securities Fund        52,667,834        49,077,949
         Bond Fund                               6,747,920         6,193,132
         Tax-Free Income Fund                   24,454,109        86,959,162
         Minnesota Tax-Free Income Fund         18,906,908        16,858,873

         For Money Market Fund during the period ended September 30, 2000 purchases of and proceeds from sales and maturities of investment securities aggregated $2,270,757,027 and $2,278,852,000, respectively.

NOTE 3 - EXPENSES

         INVESTMENT ADVISER

         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                          Average
                                                           Daily
                                                         Net Assets
                                                         ----------
         Bond Fund                                          .80%
         Tax-Free Income Fund                               .80%
         Minnesota Tax-Free Income Fund                     .80%

                                                 First              Over
                                              $50 Million        $50 Million
                                              -----------        -----------
         Money Market Fund                        .80%               .60%
         U.S. Government Securities Fund         1.00%               .80%

----------------------------------------------------------------------- [LOGO]


         For the period April 1, 1995, through December 31, 2001, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 2001, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         For the period April 1, 1995, through December 31, 2001, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 2001, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         As of September 30, 2000, the Bond Fund had invested $356,000 in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

         TRANSACTIONS WITH AFFILIATES

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 2000:

                                                                     % Shares
                                                       Shares       Outstanding
                                                       ------       -----------
         Money Market Fund                         96,522,723          63.2
         U.S. Government Securities Funds             562,321           4.1
         Bond Fund                                    146,982          10.3
         Tax-Free Income Fund                       1,566,425           3.0
         Minnesota Tax-Free Income Fund               592,295           3.6


NOTE 4 - FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 58 through 62.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                      Six months
                                                         ended
                                                     September 30,                        Years Ended March 31,
                                                         2000        --------------------------------------------------------------
                                                      (Unaudited)         2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                 $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                   0.03            0.05            0.05            0.05            0.05
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                      0.03            0.05            0.05            0.05            0.05
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             (0.03)          (0.05)          (0.05)          (0.05)          (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                3.04%           5.05%           4.99%           5.29%           5.04%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)            $152,787        $150,897        $ 61,442        $ 43,111        $ 32,668

RATIOS:
   Expenses to average daily net assets                    0.50%(2)        0.50%(2)        0.50%(2)        0.50%(2)        0.50%(2)
   Net investment income to average daily net assets       5.98%(2)        5.05%(2)        4.84%(2)        5.12%(2)        4.93%(2)

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 2000 are adjusted to an annual rate.
     Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the period ended September 30, 2000, and the years ended March 31, 2000, 1999, 1998, and 1997, the investment adviser voluntarily absorbed $127,000, $187,726, $126,552, $98,857, and $78,042, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .66%, .71%, .80%, .80%, and .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 5.82%, 4.84%, 4.54%, 4.82%, and 4.63%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                           Six months
                                                              ended
                                                          September 30,                     Years Ended March 31,
                                                               2000      -----------------------------------------------------------
                                                           (Unaudited)        2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $  10.22       $  10.51       $  10.63       $  10.28       $  10.47
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                         .33            .59            .54            .63            .65
   Net realized and unrealized gains
     (losses) on investments                                     .07           (.29)          (.01)           .35           (.19)
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .40            .30            .53            .98            .46
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   (.33)          (.59)          (.54)          (.63)          (.65)
   From realized gains                                            --             --           (.11)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.33)          (.59)          (.65)          (.63)          (.65)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $  10.29       $  10.22       $  10.51       $  10.63       $  10.28
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     3.95%          2.92%          5.05%          9.70%          4.55%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $139,813       $135,841       $159,330       $103,868       $ 73,394

RATIOS:
   Expenses to average daily net assets                         0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)
   Net investment income to average daily net assets            6.33%(2)       5.66%(2)       5.06%(2)       5.93%(2)       6.30%(2)
Portfolio turnover rate (excluding short-term securities)      35.61%         98.17%         86.16%         50.67%         85.21%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 2000 are adjusted to an annual rate.
     Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the period ended September 30, 2000, and the years ended March 31, 2000, 1999, 1998, and 1997, the investment advisor voluntarily absorbed $49,863, $100,000, $100,000, $100,000, and $99,999 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .87%, .86%, .87%, .91%, and .97% for these periods and the ratio of net investment income to average daily net assets would have been 6.26%, 5.60%, 4.99%, 5.82%, and 6.13%, respectively.

SIT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                          Six months
                                                            ended
                                                         September 30,                      Years Ended March 31,
                                                             2000        -----------------------------------------------------------
                                                          (Unaudited)         2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $   9.57       $  10.39       $  10.41       $   9.98       $   9.88
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                         .25            .51            .51            .54            .56
   Net realized and unrealized gains
     (losses) on investments                                     .10           (.82)           .03            .50            .10
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .35           (.31)           .54           1.04            .66
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   (.25)          (.51)          (.51)          (.54)          (.56)
   From realized gains                                            --             --           (.05)          (.07)            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.25)          (.51)          (.56)          (.61)          (.56)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $   9.67       $   9.57       $  10.39       $  10.41       $   9.98
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     3.74%         (2.98%)         5.30%         10.69%          6.82%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $508,810       $582,549       $895,353       $519,579       $342,540

RATIOS:
   Expenses to average daily net assets                         0.73%(2)       0.70%(2)       0.71%(2)       0.76%(2)       0.79%(2)
   Net investment income to average daily net assets            5.25%(2)       5.15%(2)       4.90%(2)       5.29%(2)       5.63%(2)
Portfolio turnover rate (excluding short-term securities)       4.62%         24.72%         14.27%         21.40%         25.34%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 2000 are adjusted to an annual rate.
     Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the period ended September 30, 2000, and the years ended March 31, 2000, 1999, 1998, and 1997, the investment adviser voluntarily absorbed $176,971, $749,173, $621,348, $171,504, and $46,819,
     in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 5.18%, 5.05%, 4.81%, 5.25%, and 5.62%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
----------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                            Six months
                                                              ended
                                                           September 30,                   Years Ended March 31,
                                                               2000        --------------------------------------------------
                                                            (Unaudited)         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                       $   9.73        $  10.55     $  10.49     $  10.14     $  10.09
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                          .26             .52          .51          .55          .57
   Net realized and unrealized gains
     (losses) on investments                                      .08            (.82)         .06          .35          .05
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                             .34            (.30)         .57          .90          .62
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                    (.26)           (.52)        (.51)        (.55)        (.57)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $   9.81        $   9.73     $  10.55     $  10.49     $  10.14
-----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      3.56%          (2.84%)       5.58%        9.07%        6.26%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $163,363        $172,905     $271,275     $143,634     $ 93,976

RATIOS:
   Expenses to average daily net assets                          0.80%(2)        0.80%        0.80%        0.80%        0.80%
   Net investment income to average daily net assets             5.33%(2)        5.16%        4.83%        5.32%        5.56%
Portfolio turnover rate (excluding short-term securities)       10.73%          18.50%       13.67%       17.58%       17.16%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

SIT BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                          Six months
                                                            ended
                                                         September 30,                 Years Ended March 31,
                                                             2000        ----------------------------------------------
                                                          (Unaudited)        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $  9.43        $  9.95     $ 10.03     $  9.62     $  9.83
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        .32            .58         .54         .63         .64
   Net realized and unrealized gains
     (losses) on investments                                    .04           (.50)       (.02)        .43        (.14)
-----------------------------------------------------------------------------------------------------------------------
Total from operations                                           .36            .08         .52        1.06         .50
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (.32)          (.58)       (.54)       (.63)       (.64)
   From realized gains                                           --           (.02)       (.06)       (.02)       (.07)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.32)          (.60)       (.60)       (.65)       (.71)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $  9.47        $  9.43     $  9.95     $ 10.03     $  9.62
-----------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    3.86%          0.93%       5.30%      11.22%       5.21%
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $13,455        $12,162     $11,920     $10,706     $ 6,403

RATIOS:
   Expenses to average daily net assets                        0.80%(2)       0.80%       0.80%       0.80%       0.80%
   Net investment income to average daily net assets           6.72%(2)       6.06%       5.34%       6.31%       6.52%
Portfolio turnover rate (excluding short-term securities)     53.79%        131.67%      89.29%      76.15%     128.06%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

----------------------------------------------------------------------- [LOGO]


Directors:
                      Eugene C. Sit, CFA
                      Peter L. Mitchelson, CFA
                      Michael C. Brilley
                      John E. Hulse
                      Sidney L. Jones
                      Donald W. Phillips
                      William E. Frenzel

Director Emeritus:
                      Melvin C. Bahle

Bond Funds Officers:
                      Eugene C. Sit, CFA          Chairman
                      Peter L. Mitchelson, CFA    Vice Chairman
                      Michael C. Brilley          Senior Vice President
                      Debra A. Sit, CFA           Vice President - Investments,
                                                    Assistant Treasurer
                      Bryce A. Doty, CFA(1)       Vice President - Investments
                      Paul J. Jungquist, CFA(2)   Vice President - Investments
                      Michael P. Eckert           Vice President
                      Shelley H. Shutes           Vice President - Shareholder
                                                    Services
                      Michael J. Radmer           Secretary
                      Paul E. Rasmussen           Vice President & Treasurer
                      Carla J. Rose               Assistant Secretary


(1)  Bond and U.S. Government Securities Funds only.
(2)  Money Market Fund only.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
A LOOK AT THE SIT MUTUAL FUNDS



                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $10.2 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Other features include:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check writing privileges on bond funds
          *    Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

SEMI-ANNUAL REPORT BOND FUNDS

SIX MONTHS ENDED SEPTEMBER 30, 2000


INVESTMENT ADVISER

Sit Investment Associates, Inc.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402



                      [LOGO] SIT INVESTMENT ASSOCIATES
                             -------------------------
                                 SIT MUTUAL FUNDS